Exhibit 10.27

AGREEMENT FOR PURCHASE AND SALE OF REAL PROPERTY

LAGUNA MEDICAL OFFICE PORTFOLIO

UC DAVIS MEDICAL BUILDING

8110 LAGUNA BOULEVARD, ELK GROVE, CA 95758

AND

LAGUNA PROFESSIONAL CENTER

9390-9394 BIG HORN BOULEVARD, ELK GROVE, CA 95758

THIS AGREEMENT FOR PURCHASE AND SALE OF REAL PROPERTY (this “Agreement”) is made and entered into as of the Effective Date by and among AR CAPITAL, LLC, a Delaware limited liability company (“Buyer”), as buyer, and JACKSON-LAGUNA, a California general partnership (“UCD I Seller”), as to an undivided 88.15% interest in the UCD Property (defined below), JACKSON II, LLC, a California limited liability company (“UCD II Seller”; UCD II Seller and UCD I Seller are referred to herein, individually and collectively, as “UCD Seller”), as to an undivided 11.85% interest in the UCD Property, and JACKSON-BIG HORN, LLC, a California limited liability company (“Laguna Professional Seller”; Laguna Professional Seller and UCD Seller are referred to herein, individually and collectively, as “Seller”), as seller.

BACKGROUND

A.          UCD I Seller, as to an undivided 88.15% interest, and UCD II Seller, as to an undivided 11.85% interest, are the fee owners of the Land (defined below) described on Exhibit A-1 attached hereto and made a part hereof (the “UCD Land”).

B.          Laguna Professional Seller is the fee owner of the Land (defined below) described on Exhibit A-2 attached hereto and made a part hereof (the “Laguna Professional Land”).

C.          Buyer desires to purchase the Property (defined below) and Seller desires to sell the Property to Buyer on the terms and conditions set forth in this Agreement.

In consideration of the mutual promises set forth herein and for other good and valuable consideration (including the payment of One Hundred Dollars ($100.00) by Buyer to Seller (the “Nonrefundable Consideration”), which is independent Nonrefundable Consideration to Seller with respect to the rights provided to Buyer under this Agreement), the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

1.          Terms and Definitions. The terms listed below shall have the respective meaning given them as set forth adjacent to each term.

(a)          “Broker” shall mean Palmer Capital, LLC, acting as Seller’s agent.

(b)          “Closing” shall mean the date that the Purchase Price (less prorations and other adjustments pursuant to the terms of this Agreement) is released to Seller, which shall occur, subject to any applicable extension periods set forth in this Agreement, on the date that is five (5) business days following the expiration of the Due Diligence Period (as defined herein) unless the Buyer waives the full Due Diligence Period and elects to close earlier by providing written notice thereof to Seller. The date of Closing is sometimes hereinafter referred to as the “Closing Date.” Neither party will need to be present at Closing, it being anticipated that the parties will deliver all Closing documents and deliverables in escrow to the Escrow Agent (or if both Buyer and Seller agree, to Buyer’s and/or Seller’s counsel) prior to the date of Closing.

(c)          “Due Diligence Period” shall mean the period beginning upon the Effective Date and extending until 11:59 PM EDT on the date that is the earlier to occur of (i) twenty-five (25) days thereafter, or (ii) the date on which Seller receives written notice of Buyer’s waiver of the Due Diligence Period. Seller shall deliver to Buyer all of the Due Diligence Materials within five (5) business days after the Effective Date.

(d)          “Earnest Money” shall mean One Million Two Hundred Fifty Thousand and No/100 Dollars ($1,250,000.00). The Earnest Money shall be delivered to Escrow Agent within three (3) business days after the Effective Date. The Earnest Money shall be deposited by Buyer in escrow with Escrow Agent, to be applied as part payment of the Purchase Price at the time of Closing, or disbursed as agreed upon in accordance with the terms of this Agreement. Seller and Buyer each shall pay one-half of all reasonable escrow fees charged by Escrow Agent.

(e)          “Effective Date” The date that is one (1) business day after the date of execution and delivery of this Agreement by both Seller and Buyer shall be the “Effective Date” of this Agreement.

(f)          “Escrow Agent” shall mean Stewart Title Guaranty Company, whose address is One Washington Mall - Suite 1400, Boston, MA 02108, Attention: Annette Comer, Telephone: 617-933-2441, Telecopy: 617-727-8372; E-Mail: acomer@stewart.com. The parties agree that the Escrow Agent and Buyer’s title agent, if any, shall be responsible for (x) organizing the issuance of the Title Commitment (hereinafter defined) and Title Policy (hereinafter defined), (y) preparation of the closing statement, and (z) collections and disbursement of the funds.

(g)          “Guarantor” shall mean each guarantor of the Leases.

(h)          “Guaranty” shall mean each guaranty executed by a Guarantor.

(i)           “Laguna Professional Property” shall mean the Laguna Professional Land and all matters described in (ii)-(vii) of the definition of “Property” in connection with the Laguna Professional Land.

(j)           “Leases” shall mean those certain Leases described on Exhibit A-3 attached hereto and made a part hereof and referred to in Section 6(b)(i) of this Agreement between Seller, as landlord, and the tenants described on Exhibit A-3 attached hereto, as tenant (each tenant, individually, a “Tenant”, and collectively, the “Tenants”), as amended. Each of the Leases may be referred to herein individually as a “Lease” or the “Lease”).

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(k)         “Property” shall collectively mean (i) those certain parcels of real property which are listed on Exhibits A-1and A-2 attached hereto, together with all right, title and interest, if any, of Seller in and to the land lying in the bed of any street or highway in front of or adjoining such real property, and all appurtenances and all the estate and rights, if any, of Seller in and appurtenant to such parcels of real property, including, without limitation, all appurtenant easements and rights-of-way, and Buildings (as hereinafter defined) and all other improvements thereon, and all air and subsurface rights appurtenant to such parcels of real property, as the case may be (such parcels of real property, together with all such rights and appurtenances, being collectively referred to herein as the “Land”); (ii) all of the buildings (each individually called a “Building” and collectively called the “Buildings”), facilities and other improvements situated on the Land or required to be constructed under the respective Leases (collectively, the “Improvements”); (iii) all right, title and interest, if any, of Seller in and to the lighting, electrical, mechanical, plumbing and heating, ventilation and air conditioning systems used in connection with the Land and the Buildings, and all carpeting, draperies, appliances and other fixtures and equipment permanently attached or appurtenant to the Land together with all tangible personal property (other than furniture, equipment not necessary to operate the Buildings or building systems and not permanently affixed to the Buildings or Land, trade fixtures and inventory) owned by Seller and located on the Land or on and/or in the Buildings and used exclusively in connection with the Buildings and Land (collectively, the “Personal Property”); (iv) all right, title and interest, if any, of Seller in and to all plans and specifications, architectural drawings, building permits and other permits issued in connection with the construction, operation, use or occupancy of the Improvements, and all warranties and guaranties respecting the Buildings and Personal Property; (v) to the extent not otherwise described in subsection (i), all right, title and interest of Seller in and to all leases respecting the Buildings and Personal Property, including, without limitation, all prepaid rent or security or other deposits thereunder and all right, title and interest of the Affiliates under the Guaranties; (vi) all right, title and interest, if any, of Seller in and to all licenses, permits, authorizations and approvals issued by any governmental agency or authority which pertain solely to the Land and the Buildings, to the extent they exist and are transferable and assignable; and (vii) to the extent the same are assignable, Seller’s interest, if any, in all site plans, surveys, and plans which relate to the Land. Any references to “Property” in the singular, such as references to “a Property” or “each Property”, refer to an individual parcel of Land and all matters described in (ii)-(vii) in connection with such Land.

(l)         “Purchase Price” shall mean Twenty Seven Million Five Hundred Thousand and No/100 Dollars ($27,500,000.00).

(m)        “Real Estate Taxes” shall mean all real estate taxes, personal property taxes, water and sewer use charges, or payments in lieu of taxes, and any other charges and assessments constituting a lien on the Property.

(n)         Seller and Buyer’s Notice address

(i)          “Seller’s Notice Address” shall be as follows, except as same may be changed pursuant to the Notice section herein:

c/o Jackson Properties, Inc.

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5665 Power Inn Road, Suite 140

Sacramento, CA 95824

Attn: John Jackson, Jr.

Tel. No.: (916) 381-8113

Fax No: (916) 381-3153

Email: jjackson@jacksonprop.com

And to:

c/o Jackson Properties, Inc.

5665 Power Inn Road, Suite 140

Sacramento, CA 95824

Attn: Gregg Mason

Tel. No.: (916) 381-8113

Fax No: (916) 381-3153

Email: gmason@jacksonprop.com

And to:

Stewart Ward & Josephson LLP

1601 Response Rd., Suite 390

Sacramento, CA 95815

Attn: Thomas F. Stewart, Esq.

Tel. No.: (916) 569-8121

Email: tstewart@swjllp.com

(ii)         “Buyer’s Notice Address” shall be as follows, except as same may be changed pursuant to the Notice section herein:

Michael Weil

c/o AR Capital, LLC

405 Park Avenue, 15th Floor

New York, NY 10022

Tel. No.: (212) 415-6505

Fax No.: (857) 207-3397

Email: mweil@arlcap.com

And to:

Jesse Galloway, Esq.

c/o AR Capital, LLC

405 Park Avenue, 15th Floor

New York, NY 10022

Tel. No.: (212) 415-6516

Fax No.: (646) 861-7751

Email: jgalloway@arlcap.com

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And Due Diligence Materials (if provided by email) to:

duediligence@arlcap.com

With hard copies and/or cds to:

James A. (Jim) Mezzanotte

c/o AR Capital, LLC

7621 Little Avenue, Suite 200

Charlotte, North Carolina 28226

Tel. No.: (704) 626-4410

Fax No.: (212) 415.6507

Email: jmezzanotte@arlcap.com

(o)          “UCD Property” shall mean the UCD Land and all matters described in (ii)-(vii) of the definition of “Property” in connection with the UCD Land.

2.           Purchase and Sale of the Property. Subject to the terms of this Agreement, Seller agrees to sell to Buyer, and Buyer agrees to purchase from Seller, the Property for the Purchase Price.

3.           Payment of Purchase Price.

(a)          The Purchase Price to be paid by Buyer to Seller shall be paid by wire transfer of immediately available funds in the amount of the Purchase Price plus or minus prorations, credits and adjustments as provided in Section 4 and elsewhere in this Agreement to Escrow Agent, at the time of Closing, or as otherwise agreed to between Buyer and Seller. The allocation of the Purchase Price and Earnest Money among the Properties is set forth on Schedule 3(a) attached hereto.

(b)          The parties agree that the value of the Personal Property is de minimis, and no part of the Purchase Price is allocated to it.

4.           Proration of Expenses and Payment of Costs and Recording Fees.

(a)          Prorations. The following items will be prorated as of 12:01 A.M. on the Closing Date, with all items of income and expense for the Property being borne by Buyer from and after (and including) the Closing Date: Tenant Receivables (hereinafter defined) and other income and rents that have been collected by Seller as of Closing; fees and assessments; prepaid expenses and obligations under service contracts which are assigned, if any; accrued operating expenses; Real Estate Taxes; and any assessments by private covenant for the then-current calendar year of Closing.

(b)          Taxes

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(i)          All non-delinquent Real Estate Taxes shall be prorated as of the Closing based on the actual current tax bill. All delinquent Real Estate Taxes, if any, shall be paid at the Closing from funds accruing to Seller. All supplemental taxes pursuant to this transaction that are billed or assessed after the Closing and which are attributable to the period of time after the Closing shall be the responsibility of Buyer.

(ii)         If Seller has engaged or will engage prior to the expiration of the Due Diligence Period, consultants for the purpose of protesting the amount of taxes or the assessed valuation for certain tax periods for the Property (“Protest Proceedings”), any cash refunds or proceeds actually distributed (collectively, “Cash Refunds”) will be apportioned as described below. Any Cash Refunds (including interest thereon) on account of a favorable determination, after deduction of costs and expenses incurred for such Protest Proceedings, shall be: (A) the property of Seller to the extent such Cash Refunds were for Real Estate Taxes paid by Seller applicable to a period prior to the Closing Date; (B) prorated between Buyer and Seller for taxes paid for a period during which the Closing Date occurred; and (C) the property of Buyer for Real Estate Taxes for a period after the Closing Date. Seller and Buyer agree to notify the other in writing of any receipt of a Cash Refund within fifteen (15) business days of receipt of such Cash Refund. To the extent either party obtains a Cash Refund, a portion of which is owed to the other party, the receiving party shall deliver the Cash Refund to the other party within fifteen (15) Business Days of its receipt. Buyer agrees and acknowledges that Seller has the right to initiate proceedings to protest the valuation of any of the Property prior to the expiration of the Due Diligence Period. Seller agrees to give Buyer notice of Seller’s intent to initiate such proceedings prior to initiation of such proceedings and at any time subsequent to the end of the Due Diligence Period shall obtain Buyer’s consent to initiation of such proceedings, which consent may be unreasonably withheld.

(c)          Utilities. Buyer will take all steps necessary to effectuate the transfer of all utilities to its name as of the Closing Date, and where necessary, post deposits with the utility companies. The Seller will ensure that all utility meters are read as of the Closing Date. Seller will be entitled to recover any and all deposits held by any utility company as of the Closing Date.

(d)          Tenant Receivables. Rents due from Tenants under Leases (including operating expense and real estate tax contributions or reimbursements and similar charges (collectively, “Pass-Through Expenses”)), set-offs due or required to be paid under or by reason of the Leases (collectively called “Tenant Receivables”) shall be adjusted by appropriate credit to the Seller or Buyer (as the case may be) on the Closing Date. If, at the Closing Date, any Tenant is in arrears in the payment of rents (“Uncollected Delinquent Tenant Receivables”), Seller will disclose the same to Buyer in writing or on the rent roll to be delivered to Buyer pursuant to Section 10 hereof and such amounts shall not be adjusted on the Closing Date. Prior to the Closing Date, Seller shall use Seller’s current business practices to collect Uncollected Delinquent Tenant Receivables, but shall not be obligated to pursue an eviction proceeding. If Buyer shall collect Uncollected Delinquent Tenant Receivables within ninety (90) days after the Closing Date, then Buyer shall turn over to Seller the arrearages so collected, less the reasonable cost of collection thereof, if any; provided, however, Seller may continue to seek to collect the Uncollected Delinquent Tenant Receivables by legal action following the Closing Date. All rents collected by Buyer after the Closing Date (except for amounts specifically billed and paid

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as end of year reconciliation payments for Pass-Through Expenses, which shall be separately accounted for and allocated, pro rata, between Seller and Buyer as their interest may appear) shall be first applied to rents due and payable after the Closing Date and only the excess thereof shall be paid over to Seller on account of the Uncollected Delinquent Tenant Receivables. Seller shall prepare the reconciliation for Pass-Through Expenses for the Property and provide such reconciliation to Buyer and Buyer’s property manager. Buyer agrees to cause its property manager to cooperate with Seller in preparing such reconciliation. To the extent that items to be apportioned hereunder may be required to be paid directly by a Tenant under its Lease, the same shall not be apportioned, provided, however, that such items shall have been paid by such Tenant currently through the month including the Closing Date. The provisions of this subparagraph 4(d) shall survive Closing and the delivery of the Deed (hereinafter defined). Seller expressly agrees that if Seller receives any amounts after the Closing Date which are attributable, in whole or in part, to any period after the Closing Date, Seller will notify Buyer of such fact and will remit to Buyer that portion of the monies so received by Seller to which Buyer is entitled within ten (10) business days after receipt thereof. With respect to unbilled Tenant Receivables, Buyer covenants and agrees to cause its property manager to (A) bill the same in the ordinary course of its business and (B) cooperate with Seller to determine the correct amount of operating expenses and/or taxes due.

A reconciliation or determination of Pass-Through Expenses, Uncollected Delinquent Tenant Receivables and unbilled Tenant Receivables due under the Leases shall be made at Closing to the extent possible. To the extent such information is not available at Closing, the foregoing shall be subject to adjustment following the Closing in accordance with the terms of Section 4(e), below. The provisions of this Section 4(d) will survive the Closing.

(e)          If final bills are not available or cannot be issued prior to Closing for any item being prorated under Section 4(a) through (d), then, for each separate item for which an adjustment is to be made, the following will apply: (i) initially the matter subject to allocation at Closing (including without limitation the Pass-Through Expenses) shall be re-prorated within sixty (60) days following the Closing; and (ii) a final adjustment of prorated items shall occur one hundred twenty (120) days following the close of the calendar year in which the Closing occurs. All such rights and obligations under this Section 4(e) will survive the Closing.

(f)          All security deposits under the Leases collected and not properly applied by Seller as of the Closing (and interest thereon if required by law or contract) must be transferred or credited to Buyer at Closing. As of the Closing, Buyer will assume each Seller’s obligations related to the security deposits, but only to the extent they are credited or transferred to Buyer.

(g)          Seller shall pay or be charged with the following costs and expenses in connection with this transaction:

(i)          Up to $15,000 of the premium for the Title Policy attributable to standard CLTA coverage, including search costs, but excluding any other endorsements issued in connection with such policies, other than endorsements that Seller elects to purchase to cover title issues, if any;

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(ii)         Transfer taxes and conveyance fees on the sale and transfer of the Property;

(iii)        Broker’s commission payments in accordance with Section 24 of this Agreement;

(iv)        All fees relating to the granting, executing and recording of the Deed for the Property; and

(v)         Any leasing commissions, tenant improvement allowances or rent abatements related to the Leases, including the Khattab Amendment (defined below).

(h)          Buyer shall pay or be charged with the following costs and expenses in connection with this transaction:

(i)          Title Policy premiums (A) in excess of Seller’s maximum obligation set forth in Section 4(g)(i) above and (B) for any endorsements issued in connection therewith, other than endorsements that Seller elects to purchase to cover title issues, if any;

(ii)         All costs and expenses in connection with Buyer’s financing, including appraisal, points, commitment fees and the like and costs for the filing of all documents necessary to complete such financing and related documentary stamp tax and intangibles tax; and

(iii)        Buyer shall pay for the cost of its own survey, Phase I environmental study and due diligence investigations.

(i)          Each party shall pay its own legal fees incidental to the negotiation, execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

(j)          Seller and Buyer each shall pay one-half of all reasonable escrow fees charged by Escrow Agent.

5.           Title. At Closing, Seller agrees to convey to Buyer fee simple title to the Land and Improvements by the Deed (as defined below), subject to the Permitted Exceptions (as hereinafter defined).

6.           Examination of Property. Seller and Buyer hereby agree as follows:

(a)          Buyer shall order a title commitment (the “Title Commitment”) from Escrow Agent, a survey and a zoning report for each Property promptly after the date hereof. All matters shown in the Title Commitment, survey or zoning report (“Title Matters”) with respect to which Buyer fails to object prior to the expiration of the Due Diligence Period shall be deemed “Permitted Exceptions”. The Permitted Exceptions shall in all events include (i) a lien for Real Property Taxes not then delinquent; (ii) matters affecting the condition of title to the Property created by or with the written consent of Buyer; (iii) zoning or permit conditions; and (iv) the Leases. However, Permitted Exceptions shall not include, and Seller shall be obligated to remove of record (or cause the Title Company to insure against by payment, bond deposit or

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indemnity acceptable to Escrow Agent) prior to or at Closing, any mechanic’s lien or any monetary lien, fine or penalty, or any deeds of trust, mortgage, or other loan documents secured by the Property, or any judgments and federal and state tax liens (collectively, “Liens”). Seller shall be required to cure or remove all Liens (by payment, bond deposit or indemnity acceptable to Escrow Agent). Seller shall have no obligation to cure any Title Matter objected to, except the Liens as aforesaid, and those Title Matters, if any, that Seller notifies Buyer as to which Seller elects to remove or cure within five (5) business days following receipt of Buyer’s objections; Seller’s failure to deliver such written notice shall be deemed Seller’s election not to cure or remove such Title Matter. The parties agree that (i) except as expressly provided in this Agreement, Seller makes no express or implied warranties regarding the condition of title to the Property, (ii) Buyer shall rely on the Title Policy for protection against any title defects, and (iii) except as expressly provided in this Section 6(a), Seller shall have no obligation to cure any Title Matters. In the event that Seller refuses to remove or cure any objections, Buyer shall have the right to terminate this Agreement upon written notice to Seller given within five (5) business days after receipt of Seller’s notice, upon which termination the Earnest Money, and all interest earned thereon, shall be returned to Buyer and neither party shall have any further obligation hereunder, except as otherwise expressly set forth herein. If any matter not revealed in the Title Commitment is discovered by Buyer or by the Escrow Agent and is added to the Title Commitment by the Escrow Agent at or prior to Closing (each, a “New Exception”), Buyer shall have until the earlier of (i) five (5) business days after the Buyer’s receipt of the updated, revised Title Commitment showing the New Exception, together with a legible copy of any such new matter, or (ii) the Closing Date, to provide Seller with written notice of its objection to any such New Exception (an “Objection”). If Seller does not remove or cure such Objection prior to the Closing Date, Buyer may, as its sole remedy, terminate this Agreement, in which case the Earnest Money, together with all interest earned thereon, shall be returned to Buyer, and neither party shall have any further obligation hereunder, except as otherwise expressly set forth herein; in addition, Seller shall reimburse Buyer up to $75,000.00 for all out of pocket costs and expenses incurred hereunder, but only if Seller caused such New Exception from and after the effective date of the Title Commitment and such New Exception has a material and adverse affect on the value of the Property.

(b)          Within five (5) business days following the Effective Date, Seller shall provide to Buyer copies of the following documents and materials pertaining to each Property to the extent within Seller’s possession: (i) a complete copy of all leases and lease guaranties affecting the Property and all amendments thereto and of all material correspondence relating thereto; (ii) a copy of all surveys and site plans of the Property, including without limitation any as-built survey obtained or delivered to tenants of the Property in connection with its construction; (iii) a copy of all architectural plans and specifications and construction drawings and contracts for improvements located on the Property; (iv) a copy of Seller’s title insurance commitments and policies relating to the Property; (v) a copy of the certificate of occupancy (or local equivalent) and zoning reports for the Property; and of all governmental permits/approvals; (vi) a copy of all environmental, engineering and physical condition reports for the Property; (vii) copies of the Property’s real estate tax bills for the current and prior two (2) tax years or, if the Property has been owned by Seller for less than two (2) tax years, for the period of ownership; (viii) the operating budget and any common area maintenance (CAM) reconciliations of the Property for the current year and following year, if available; (ix) the operating statements and delinquency reports of the Property for the twenty four (24) calendar months immediately

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preceding the Effective Date or if a Tenant has been operating for less than twenty-four (24) months, for the period of operation; (x) all service contracts and insurance policies which affect the Property, if any; (xi) a copy of all warranties relating to the improvements constructed on the Property, including without limitation any structural slab or roof warranties; (xii) a written inventory of all items of personal property to be conveyed to Buyer, if any; (xiii) Tenant financials for each Tenant, to the extent reasonably available to Seller and consistent with each such Tenant’s reporting requirements; (xiv) a complete copy of any feasibility study completed by the developer of the Property (Seller hereby advises Buyer that there are none); (xv) a copy of all primary and secondary state licenses or regulatory permits for the Property; and (xvi) a copy of any documents relating to a waiver of life safety code or physical plant requirements (collectively, the “Due Diligence Materials”). Seller shall use good faith efforts to deliver any other documents relating to the Property reasonably requested by Buyer, to the extent in Seller’s possession, within three (3) business days following such request, provided that such documents are not privileged, confidential or proprietary, including, but not limited to: internal memoranda, analyses and business plans; financial information; and correspondence and other materials to or from Seller’s attorneys and potential third-party buyers. Additionally, during the term of this Agreement, Buyer, its agents and designees, shall have the right to enter the Property for the purposes of inspecting the Property, conducting soil tests, and making surveys, mechanical and structural engineering studies, inspecting construction, and conducting any other non-invasive investigations and inspections as Buyer may reasonably require to assess the condition and suitability of the Property; provided, however, that such activities by or on behalf of Buyer on the Property shall not damage the Property nor materially interfere with construction on the Property or the conduct of business by Tenants under the Leases; and provided further, however, that Buyer shall indemnify and hold Seller harmless from and against any and all claims or damages to the extent resulting from the activities of Buyer on the Property, and Buyer shall repair any and all damage caused, in whole or in part, by Buyer and return the Property to substantially its condition prior to such damage, which obligation shall survive Closing or any termination of this Agreement. Seller shall reasonably cooperate with the efforts of Buyer and the Buyer’s representatives to inspect the Property. After the Effective Date, Buyer shall be permitted to speak and meet with the Tenants in connection with Buyer’s due diligence, and Seller may, at its election, require that a Seller representative be present during such meetings. Upon signing this Agreement, Seller shall provide Buyer with the name of a contact person(s) for the purpose of arranging site visits. Buyer shall give Seller reasonable written notice (which in any event shall not be less than two (2) business days) before entering the Property, and Seller may have a representative present during any and all examinations, inspections and/or studies on the Property. Buyer shall have the unconditional right, for any reason or no reason, to terminate this Agreement by giving written notice thereof to Seller and the Escrow Agent prior to the expiration of the Due Diligence Period, in which event this Agreement shall become null and void, Buyer shall receive a refund of the Earnest Money, and all rights, liabilities and obligations of the parties under this Agreement shall expire, except as otherwise expressly set forth herein. Buyer agrees that, in making its physical and environmental inspections of the Property, including any due diligence activities at or about the Property, Buyer shall maintain (i) commercial general liability insurance on an occurrence basis, including contractual liability coverage (designating the indemnity provisions of this section above) and broad form property damage endorsement coverage, providing that Buyer is the named insured and that Seller and Seller’s property manager are additional insureds, and providing liability limits of not less than

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$1,000,000 combined single limit per occurrence with respect to bodily and personal injury, death and property damage and $2,000,000 in the aggregate, (ii) workmen’s compensation insurance at statutory limits, including employer’s liability insurance in an amount not less than $1,000,000 as required by law, and (iii) for any of Buyer’s consultants who conduct environmental inspections of the Property, professional liability insurance of not less than $1,000,000. Buyer shall provide Seller with Certificates of Insurance in form reasonably satisfactory to Seller which evidences such insurance prior to obtaining access to the Property. Such insurance shall contain a waiver of subrogation provision with respect to Seller.

(c)          Within five (5) business days following the Effective Date, Seller shall deliver to Buyer completed drafts of each Tenant Estoppel Certificate (defined below) and Guarantor Estoppel Certificate (defined below) required to be requested by Seller hereunder, and request a waiver of each Tenant’s right of first refusal, right of first offer or other purchase option, if any, to purchase the Property (and simultaneously provide Buyer with a copy of such request). It shall be a condition of Closing that Seller shall have obtained an estoppel certificate in the form attached hereto as Exhibit F or such other form as may be required by the Lease in question (the “Tenant Estoppel Certificate”) from each Tenant and an estoppel certificate in the form attached hereto as Exhibit G (the “Guarantor Estoppel Certificate”) from each Guarantor, and Seller shall use good faith efforts to obtain the same. Seller shall promptly deliver to Buyer photocopies or pdf files of each executed Tenant Estoppel Certificate and Guarantor Estoppel Certificate when Seller receives the same. Buyer’s failure to notify Seller of any objections to any executed estoppel certificate within four (4) business days of Buyer’s receipt of the same shall constitute Buyer’s acknowledgement that such estoppel certificate satisfies the requirements of this Section.

(d)          Intentionally Omitted.

(e)           Seller shall use good faith efforts to obtain estoppel certificates with respect to reciprocal easement agreements (each, an “REA”) as may be reasonably requested by Buyer in writing, provided that such request (i) is accompanied by a commercially reasonable form of estoppel that is consistent with the terms of the REA in question, and (ii) is made prior to the expiration of the Due Diligence Period.

(f)           Seller represents that Seller and Mahmoud Khattab, an individual, have entered into that certain Lease Amendment No. Three, dated May 1, 2014, for the 1,352 square foot space at the Laguna Professional Property known as Suite 145 (the “Khattab Amendment”). A copy of the Khattab Amendment shall be included in the Due Diligence Materials to be provided to Buyer. At Closing, Seller shall escrow with Escrow Agent an amount equal to one hundred twenty-five percent (125%) of the remaining cost of the Tenant Improvements described in Section 6 of the Khattab Amendment (the “Work Escrow”). The disbursement of the Work Escrow will be governed by a post-closing escrow agreement to be entered into at Closing by and among Buyer, Laguna Professional Seller and Escrow Agent (the “Post-Closing Escrow Agreement”). The Post-Closing Escrow Agreement shall be in form and substance mutually satisfactory to Buyer and Seller.

7.           Risk of Loss/Condemnation. Upon an occurrence of a casualty, condemnation or taking with respect to any Property, Seller shall notify Buyer in writing of same. Until

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Closing, the risk of loss or damage to the Property, except as otherwise expressly provided herein, shall be borne by Seller. In the event all or any portion of any Property is damaged in any casualty or condemned or taken (or notice of any condemnation or taking is issued) so that: (a) any Tenant has a right of termination or abatement of rent under its Lease, or (b) with respect to any casualty, if the cost to repair such casualty would exceed $50,000, or (c) with respect to any condemnation, any Improvements or access to the Property or more than five percent (5%) of the Property is (or will be) condemned or taken, then, Buyer may elect to terminate this Agreement by providing written notice of such termination to Seller within ten (10) business days after Buyer’s receipt of written notice of such condemnation, taking or damage, upon which termination the Earnest Money shall be returned to Buyer, and neither party hereto shall have any further rights, obligations or liabilities under this Agreement with respect to such Property, except as otherwise expressly set forth herein. With respect to any condemnation or taking (of any notice thereof), if Buyer does not elect to cancel this Agreement as aforesaid, there shall be no abatement of the Purchase Price and Seller shall assign to Buyer at the Closing the rights of Seller to the awards, if any, for the condemnation or taking, and Buyer shall be entitled to receive and keep all such awards. With respect to a casualty, if Buyer does not elect to terminate this Agreement with respect to any such Property or does not have the right to terminate this Agreement as aforesaid, there shall be no abatement of the Purchase Price and Seller shall assign to Buyer at the Closing the rights of Seller to the proceeds under Seller’s insurance policies covering such Property with respect to such damage or destruction (or pay to Buyer any such proceeds received prior to Closing) and pay to Buyer the amount of any deductible with respect thereto, and Buyer shall be entitled to receive and keep any monies received from such insurance policies.

8.           Earnest Money Disbursement. The Earnest Money shall be held by Escrow Agent, in trust, and disposed of only in accordance with the following provisions:

(a)          If the Closing occurs, Escrow Agent shall deliver the Earnest Money to, or upon the instructions of, Seller and Buyer on the Closing Date to be applied as part payment of the Purchase Price. If for any reason the Closing does not occur, Escrow Agent shall deliver the Earnest Money to Seller or Buyer only upon receipt of a written demand therefor from such party, subject to the following provisions of this clause (a). Subject to the last sentence of this clause (a), if for any reason the Closing does not occur and either party makes a written demand (the “Demand”) upon Escrow Agent for payment of the Earnest Money, Escrow Agent shall give written notice to the other party of the Demand within one (1) business day after receipt of the Demand. If Escrow Agent does not receive a written objection from the other party to the proposed payment within five (5) business days after the giving of such notice by Escrow Agent, Escrow Agent is hereby authorized to make the payment set forth in the Demand. If Escrow Agent does receive such written objection within such period, Escrow Agent shall continue to hold such amount until otherwise directed by written instructions signed by Seller and Buyer or a final judgment of a court. Notwithstanding the foregoing provisions of this clause (a), if Buyer delivers a notice to Escrow Agent stating that Buyer has terminated this Agreement on or prior to the expiration of the Due Diligence Period, then Escrow Agent shall immediately return the Earnest Money to Buyer without the necessity of delivering any notice to, or receiving any notice from Seller.

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(b)          The parties acknowledge that Escrow Agent is acting solely as a stakeholder at their request and for their convenience, that Escrow Agent shall not be deemed to be the agent of either of the parties, and that Escrow Agent shall not be liable to either of the parties for any action or omission on its part taken or made in good faith, and not in disregard of this Agreement, but shall be liable for its negligent acts and for any liabilities (including reasonable attorneys’ fees, expenses and disbursements) incurred by Seller or Buyer resulting from Escrow Agent’s mistake of law respecting the scope or nature of Escrow Agent’s duties. Seller and Buyer shall jointly and severally indemnify and hold Escrow Agent harmless from and against all liabilities (including reasonable attorneys’ fees, expenses and disbursements) incurred in connection with the performance of Escrow Agent’s duties hereunder, except with respect to actions or omissions taken or made by Escrow Agent in bad faith, in disregard of this Agreement or involving negligence on the part of Escrow Agent. Escrow Agent has executed this Agreement in the place indicated on the signature page hereof in order to confirm that Escrow Agent shall hold the Earnest Money in escrow, and shall disburse the Earnest Money pursuant to the provisions of this Section 8.

9.           Default

(a)          In the event that Seller is ready, willing and able to close in accordance with the terms and provisions hereof, and Buyer defaults in any of its obligations undertaken in this Agreement, Seller shall be entitled, as its sole and exclusive remedy to either: (i) if Buyer is willing to proceed to Closing, waive such default and proceed to Closing in accordance with the terms and provisions hereof; or (ii) declare this Agreement to be terminated, and Seller shall be entitled to immediately receive all of the Earnest Money as liquidated damages as and for Seller’s sole remedy. Upon such termination, neither Buyer nor Seller shall have any further rights, obligations or liabilities hereunder, except as otherwise expressly provided herein. Seller hereby waives any right to recover the balance of the Purchase Price, or any part thereof, and the right to pursue any other remedy permitted at law or in equity against Buyer. In no event under this Section or otherwise shall Buyer be liable to Seller for any punitive, speculative or consequential damages. BUYER AND SELLER AGREE THAT IT WOULD BE IMPRACTICAL AND EXTREMELY DIFFICULT TO ESTIMATE THE DAMAGES SUFFERED BY SELLER AS A RESULT OF BUYER’S DEFAULT OR FAILURE TO COMPLETE THE PURCHASE OF THE PROPERTY PURSUANT TO THIS AGREEMENT, AND THAT UNDER THE CIRCUMSTANCES EXISTING AS OF THE DATE OF THIS AGREEMENT, THE LIQUIDATED DAMAGES PROVIDED FOR IN THIS SECTION REPRESENT A REASONABLE ESTIMATE OF THE DAMAGES WHICH SELLER SHALL INCUR AS A RESULT OF SUCH FAILURE; PROVIDED, HOWEVER THAT THIS PROVISION SHALL NOT LIMIT SELLER’S RIGHT TO RECEIVE REIMBURSEMENT FOR ATTORNEYS’ FEES AS AUTHORIZED BY SECTION 26, NOR WAIVE OR AFFECT BUYER’S INDEMNITY OBLIGATIONS AND SELLER’S RIGHTS TO THOSE INDEMNITY OBLIGATIONS UNDER THIS AGREEMENT, NOR WAIVE OR AFFECT BUYER’S OBLIGATIONS TO RETURN THE DUE DILIGENCE MATERIALS TO SELLER PURSUANT TO APPLICABLE PROVISIONS OF THIS AGREEMENT. THE PAYMENT OF THE EARNEST MONEY AS LIQUIDATED DAMAGES IS NOT INTENDED AS A FORFEITURE OR PENALTY WITHIN THE MEANING OF CALIFORNIA CIVIL CODE SECTIONS 3275 OR 3369, BUT IS INTENDED TO CONSTITUTE LIQUIDATED DAMAGES TO SELLER PURSUANT TO CALIFORNIA CIVIL CODE SECTIONS 1671,

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1676 AND 1677. UPON DEFAULT BY BUYER, AND SELLER’S TERMINATION OF THIS AGREEMENT, EXCEPT FOR THE SURVIVING OBLIGATIONS, WHICH MAY BE ENFORCED BY SELLER (IN ADDITION TO COLLECTION AND RETENTION BY SELLER OF BUYER’S DEPOSIT AS PROVIDED HEREUNDER), NEITHER PARTY SHALL HAVE ANY FURTHER RIGHTS OR OBLIGATIONS HEREUNDER, EACH TO THE OTHER EXCEPT FOR THE RIGHT OF SELLER TO COLLECT SUCH LIQUIDATED DAMAGES FROM BUYER AND ESCROW HOLDER.

Buyer’s Initials: /s/ NSS    Seller’s Initials: /s/ JMJ

(b)          In the event that Buyer is ready, willing and able to close in accordance with the terms and provisions hereof, and Seller defaults in the obligations herein taken by Seller, with respect to any or all of the Properties, and Seller fails to cure such default within five (5) business days following written notice from Buyer, Buyer may, as its sole and exclusive remedy, either: (i) waive any unsatisfied conditions and proceed to Closing in accordance with the terms and provisions hereof; or (ii) terminate this Agreement by delivering written notice thereof to Seller no later than Closing, upon which termination the Earnest Money shall be refunded to Buyer, Seller shall pay to Buyer all of the out-of-pocket costs and expenses incurred by Buyer as to such Property or Properties in connection with this Agreement (in an amount not to exceed $75,000), which return and payment shall operate as liquidated damages and to terminate this Agreement and release Seller and Buyer from any and all rights, obligations and liability hereunder, except those which are specifically stated herein to survive any termination hereof; or (iii) enforce specific performance of Seller’s obligations hereunder; or (iv) by notice to Seller given on or before the Closing Date, extend the Closing Date for a period of up to thirty (30) days (the “Closing Extension Period”), and the “Closing Date” shall be moved to the last day of the Closing Extension Period. If Buyer so extends the Closing Date, then Seller may, but shall not be obligated to, cause said conditions to be satisfied during the Closing Extension Period. If Seller does not cause said conditions to be satisfied during the Closing Extension Period, then Buyer shall have the remedies set forth in Section 9(b) (i) through (iii) above except that the term “Closing” shall read “Extended Closing”. Notwithstanding the foregoing, in no event shall Seller be liable to Buyer for monetary damages, including, without limitation, general, punitive, speculative or indirect consequential damages (with exception of the sums, if any, to be paid pursuant to clause (ii) above or the final paragraph of Section 11 below).

10.        Closing. The Closing shall consist of the execution and delivery of documents by Seller and Buyer, with respect to each Property as set forth below, and delivery by Buyer to Seller of the Purchase Price in accordance with the terms of this Agreement. Seller shall deliver to Escrow Agent for the benefit of Buyer at Closing the following executed documents for the Property:

(a)          A grant deed in the form attached hereto as Exhibit B (the “Deed”);

(b)          An Assignment and Assumption of Leases, Guaranties and Security Deposits, in the form attached hereto as Exhibit C;

(c)          A Bill of Sale for the Personal Property, if any, in the form attached hereto as Exhibit D;

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(d)          An Assignment of Contracts, Permits, Licenses and Warranties in the form of Exhibit E;

(e)          An original Tenant Estoppel Certificate from each Tenant dated no earlier than thirty (30) days prior to the original date of Closing stated in Section 1(b) above. In addition, the business terms of each Tenant Estoppel Certificate must be in accordance with and not materially contradict the corresponding Lease. If any Lease and any amendments, bearing the original signatures of the landlord and tenant thereunder have not been delivered to Buyer previously, a copy thereof confirming that the copy is true, correct and complete shall be attached to the corresponding Tenant Estoppel Certificate. Buyer acknowledges that the satisfaction of the requirements of this Section 10(e) constitute a condition to close for Buyer’s benefit, but so long as Seller exercises a good faith effort to satisfy such condition in compliance with the terms of Section 6(c) above, the failure of Seller to deliver the Tenant Estoppel Certificates shall not be a default or breach by Seller;

(f)          An original Guarantor Estoppel Certificate from each Guarantor dated no earlier than thirty (30) days prior to the date of Closing. Buyer acknowledges that the satisfaction of the requirements of this Section 10(f) constitute a condition to close for Buyer’s benefit, but so long as Seller exercises a good faith effort to satisfy such condition in compliance with the terms of Section 6(c) above, the failure of Seller to deliver the Guarantor Estoppel Certificates shall not be a default or breach by Seller;

(g)          A settlement statement setting forth the Purchase Price, all prorations and other adjustments to be made pursuant to the terms hereof, and the funds required for Closing as contemplated hereunder;

(h)          All transfer tax statements, declarations and filings as may be necessary or appropriate for purposes of recordation of the Deed;

(i)           Good standing certificates and corporate resolutions or member or partner consents, as applicable, and such other documents, all to the extent, if any, reasonably requested by Escrow Agent;

(j)           Copies of the Warranties (as hereinafter defined);

(k)          A certificate pursuant to Section 1445 of the Internal Revenue Code of 1986, as amended, or the regulations issued pursuant thereto, certifying the non-foreign status of Seller;

(l)           To the extent required by Escrow Agent, an owner’s title affidavit as to mechanics’ liens and possession and other matters in customary form reasonably acceptable to Escrow Agent;

(m)         With respect to each Tenant, a Letter to Tenant in form of Exhibit H attached hereto;

(n)          An updated Rent Roll (defined below), arrears report and schedule of security deposits and letters of credit, certified by Seller to be true and correct;

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(o)         To the extent in Seller’s possession or control, certificates of insurance or other evidence of insurance memorializing and confirming that the Tenants are then maintaining policies of insurance of the types and amounts required by the Leases;

(p)         A bring-down certificate with respect to Seller’s representations and warranties provided herein in a form reasonably satisfactory to Seller and Buyer; such certificate shall be limited to confirming the continued accuracy of Seller’s representations and warranties set forth herein, or specifying the factors rendering or likely to render such representations and warranties inaccurate, and shall in no manner expand the scope of those representations and warranties or otherwise modify the terms of this Agreement; and

(q)          Such other instruments as are reasonably required by Escrow Agent to close the escrow and consummate the purchase of the Property in accordance with the terms hereof.

At Closing, Buyer shall instruct Escrow Agent to deliver the Earnest Money to Seller which shall be applied to the Purchase Price, shall deliver the balance of the Purchase Price to Seller and shall execute and deliver execution counterparts of the closing documents referenced in clauses (b), (g) and (h) above. Buyer shall have the right to advance the Closing upon five (5) days’ prior written notice to Seller; provided that all conditions precedent to both Buyer’s and Seller’s respective obligations to proceed with Closing under this Agreement have been satisfied (or, if there are conditions to a party’s obligation to proceed with Closing that remain unsatisfied, such conditions have been waived by such party). Buyer shall have a one-time right to extend the Closing for up to fifteen (15) business days upon written notice to Seller to be received by Seller on or prior to the date that is five (5) business days prior to the scheduled Closing Date. If Buyer timely exercises this right to extend, any document that Seller is obligated to provide that is “time sensitive” does not need to be provided again by Seller. The Closing shall be held through the mail by delivery of the closing documents to the Escrow Agent on or prior to the Closing or such other place or manner as the parties hereto may mutually agree.

11.        Representations by Seller. For the purpose of inducing Buyer to enter into this Agreement and to consummate the sale and purchase of the Property in accordance herewith, Seller makes the following representations and warranties to Buyer as of the date hereof:

(a)          Seller is duly formed, validly existing and in good standing under the laws of its state of organization, and to the extent required by law, the State in which the Property is located. Seller has the power and authority to execute and deliver this Agreement and all closing documents to be executed by Seller, and to perform all of Seller’s obligations hereunder and thereunder. Neither the execution and delivery of this Agreement and all closing documents to be executed by Seller, nor the performance of the obligations of Seller hereunder or thereunder will result in the violation of any law or any provision of the organizational documents of Seller or will conflict with any order or decree of any court or governmental instrumentality of any nature by which Seller is bound. The execution, delivery and performance of this Agreement does not require the consent or approval of any court, administrative or governmental authority and does not result in the creation or imposition of any lien or equity of any kind whatsoever upon, or give to any other person any interest or right (including any right of termination or

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cancellation) in or with respect to, any material agreement to which Seller is a party or the business or operations of Seller or any of its properties or assets;

(b)          Except for any tax appeals and/or contests initiated by Seller and/or Tenants, if any, Seller has not received any written notice of any current or pending litigation, condemnation proceeding or tax appeals affecting Seller or the Property and Seller does not have any actual knowledge of any pending litigation, condemnation proceeding or tax appeals against Seller or the Property; Seller has not initiated, nor is Seller participating in, any action for a change or modification in the current subdivision, site plan, zoning or other land use permits for the Property and Seller has no actual knowledge that the Property may be rezoned;

(c)          Seller has not entered into any leases, subleases, contracts, licenses or other agreements affecting the Property which will be binding upon Buyer after the Closing other than the Leases and the agreements referenced on Exhibit J annexed hereto;

(d)          Except for violations which have been cured or remedied on or before the date hereof, Seller has not received any written notice from (or delivered any notice to) (i) any governmental authority regarding any outstanding violation of any law applicable to the Property and Seller does not have actual knowledge of any such violations and (ii) any third party that the Property or the current use thereof violates any private covenant, restriction, easement or encumbrance and Seller does not have any actual knowledge of any such violation;

(e)           Seller has fee simple title to the Property (and to Seller’s actual knowledge, such title is free and clear of all liens and encumbrances except for Permitted Exceptions), and Seller is the sole owner of the entire lessor’s interest in each Lease. The Property constitutes one or more separate tax parcels for purposes of ad valorem taxation;

(f)           With respect to each Lease: (i) the Lease forwarded to Buyer under Section 6(b) is a true, correct and complete copy of the Lease; (ii) the Lease is in full force and effect, and to Seller’s actual knowledge there is no default thereunder; (iii) no brokerage or leasing commissions or other compensation is or will be due or payable to any person, firm, corporation or other entity with respect to or on account of the current term of the Lease or any extension or renewal thereof; (iv) Seller has no outstanding obligation to provide Tenant with an allowance to construct, or to construct at its own expense, any tenant improvements, except as set forth in Schedule 11(f)(iv) attached hereto or as set forth in the Khattab Amendment; (v) intentionally deleted; (vi) Tenant is not entitled to rental concessions or abatements for any period subsequent to the scheduled date of Closing, except as set forth in Schedule 11(f)(vi) attached hereto; (vii) Tenant has not prepaid any rents as of the date hereof nor has Tenant delivered a security deposit, letter of credit or other security in connection with the Lease, except as set forth on Schedule 11(f)(vii) attached hereto; (viii) Tenant has not made any request for any assignment, transfer, or subletting in connection with all or a portion of the premises demised to Tenant which is presently pending or under consideration by Seller; (ix) all specified work required to be performed by the landlord under the Lease up to the date of Closing has been completed or will be completed, at Seller’s expense, prior to the Closing; (x) Seller has not received and has no actual knowledge of any pending notices from Tenant electing to vacate the premises leased to Tenant or exercising any right of Tenant to terminate the Lease; and (xi)

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Seller has heretofore billed Tenant for all fixed rent and additional rent due under the Lease as of the date hereof;

(g)          Attached hereto as Exhibit A-4 and made a part hereof is a true, correct and complete copy of the rent roll for the Property (the “Rent Roll”);

(h)          There are no occupancy rights, leases or tenancies affecting the Property other than the Leases, and to Seller’s actual knowledge there are no existing subleases, with the exception of the sublease whereby Dignity Health subleased a portion of its premises to Quest Diagnostics (the “Quest Sublease”). Neither this Agreement nor the consummation of the transactions contemplated hereby is subject to any first right of refusal or other purchase right in favor of any other person or entity; and apart from this Agreement, Seller has not entered into any written agreements for the purchase or sale of the Property, or any interest therein which has not been terminated;

(i)           The transactions contemplated hereby either (i) will not constitute a sale of all or substantially all the assets of Seller, or (ii) if such transaction does constitute a sale of all or substantially all the assets of any Seller, Seller shall take all steps, if any, necessary to comply with laws to the extent required by the law of the relevant state;

(j)           To Seller’s actual knowledge, except as set forth in the environmental reports previously delivered by Seller to Buyer or as disclosed in the Due Diligence Materials, no hazardous substances have been generated, stored, released, or disposed of on or about the Property in violation of any law, rule or regulation applicable to the Property which regulates or controls matters relating to the environment or public health or safety (collectively, “Environmental Laws”). Seller has not received any written notice from (nor delivered any notice to) any federal, state, county, municipal or other governmental department, agency or authority (1) concerning any petroleum product or other hazardous substance discharge or seepage at, on, around or under the Property, or migrating from the Property, in violation of any Environmental Laws or; (2) of any pending actions, suits, claims and/or proceedings claiming that Seller, any Tenant or the Property is in violation of any Environmental Laws. For purposes of this Subsection, “hazardous substances” shall mean any substance or material which is defined or deemed to be hazardous or toxic pursuant to any Environmental Laws. To Seller’s actual knowledge, there are no underground storage tanks located on the Property;

(k)          Exhibit I attached hereto is a true, correct and complete listing of all warranties currently in effect for the Property (the “Warranties”);

(l)           Seller is not a “foreign person” within the meaning of Section 1445(f)(3) of the Internal Revenue Code;

(m)         There presently exists no unrestored casualty or condemnation affecting the Property; and

(n)          With respect to each Guaranty: (a) the Guaranty forwarded to Buyer under Section 6(b) is a true, correct and complete copy of the Guaranty; and (b) the Guaranty is in full force and effect and there is no default thereunder.

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As used herein “to the best of Seller’s knowledge,” “Seller’s actual knowledge” or “Seller has not received written notice” shall mean the actual knowledge of or receipt of written notice by Gregg Mason and/or Eric Edelmayer. Seller represents and warrants to Buyer that (i) Gregg Mason (title: Vice President) has a day-to-day working knowledge of the Laguna Professional Property and the subject matter of the representations and warranties of Seller set forth herein with respect to the Laguna Professional Property, and (ii) Eric Edelmayer (title: Vice President) has a day-to-day working knowledge of the UCD Property and the subject matter of the representations and warranties of Seller set forth herein with respect to the UCD Property. There shall be no duty imposed or implied to investigate, inspect or audit any such matters, and there shall be no personal liability on the part of such persons.

The representations and warranties of Seller shall survive Closing for a period of one (1) year (the “Survival Period”). No claim for a breach of any representation or warranty in this Section 11 shall be actionable or payable (i) unless and until the valid claims for all such breaches collectively aggregate more than Twenty-Five Thousand and no/100 Dollars ($25,000.00), and (ii) unless written notice containing a description of the specific nature of such breach shall have been given to Seller prior to the expiration of the Survival Period, and an action shall have been commenced in a court having jurisdiction within sixty (60) days after the expiration of the Survival Period. In no event shall the total liability of Seller to Buyer for all breaches of all representations and warranties of Seller in this Agreement exceed the amount of One Million Two Hundred Fifty Thousand Dollars ($1,250,000). Notwithstanding anything in this Agreement to the contrary, if (a) on the Effective Date Buyer has actual knowledge that any of Seller’s representations or warranties set forth in Section 11 are untrue in any respect, then the breach by Seller of the representations or warranties as to which Buyer has such knowledge shall be deemed waived by Buyer, and Seller shall not be in default hereunder and shall have no liability to Buyer or its successors or assigns in respect thereof, and (b) after the Effective Date and prior to Closing, Buyer obtains actual knowledge that any of Seller’s representations or warranties set forth in this Agreement, or any of Seller’s representations or warranties made in any documents delivered by Seller in connection with the Closing, are untrue in any respect, then Seller shall have no liability to Buyer or its successors or assigns in respect thereof following the Closing for the breach of such representations or warranties. For purposes of this Section 11, Buyer shall be deemed to have or to have obtained knowledge of any such matter or thing only if such matter or thing (i) is set forth in any Lease, the Due Diligence Materials, or any other document delivered to Buyer, or (ii) is made available for review by Buyer to the extent Seller actually notified Buyer in writing that such matter or thing were available for Buyer’s review, or (iii) was set forth in any written studies or reports furnished to Buyer including, without limitation, any environmental reports, or (iv) was set forth in any letter, memorandum, or other written communication provided to or otherwise made available for inspection by Buyer or Buyer’s attorneys to the extent Seller actually notified Buyer in writing that such letter, memorandum, or other written communication were available for Buyer’s review, or (v) was otherwise within the actual knowledge of Buyer.

12.         Representations by Buyer. Buyer represents and warrants to, and covenants with, Seller as follows:

(a)          Buyer is a limited liability company duly formed, validly existing and in good standing under the laws of Delaware, is authorized to consummate the transaction set forth

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herein and fulfill all of its obligations hereunder and under all closing documents to be executed by Buyer, and has all necessary power to execute and deliver this Agreement and all closing documents to be executed by Buyer, and to perform all of Buyer’s obligations hereunder and thereunder. This Agreement and all closing documents to be executed by Buyer have been duly authorized by all requisite corporate or other required action on the part of Buyer and are the valid and legally binding obligation of Buyer, enforceable in accordance with their respective terms. Neither the execution and delivery of this Agreement and all closing documents to be executed by Buyer, nor the performance of the obligations of Buyer hereunder or thereunder will result in the violation of any law or any provision of the organizational documents of Buyer or will conflict with any order or decree of any court or governmental instrumentality of any nature by which Buyer is bound.

The representations and warranties of Buyer shall survive Closing for a period of one (1) year.

13.         Conditions Precedent to Buyer’s Obligations. Buyer’s obligation to pay the Purchase Price, and to accept title to the Property, shall be subject to compliance by Seller with the following conditions precedent with respect to each Property on and as of the date of Closing:

(a)          Seller shall deliver to Buyer on or before the Closing the items set forth in Section 10 above;

(b)          Buyer shall receive from Escrow Agent or any other title insurer approved by Buyer in its judgment and discretion, a current ALTA owner’s form of title insurance policy, or irrevocable and unconditional binder to issue the same, with extended coverage for the Real Property in the amount of the Purchase Price, dated, or updated to, the date of the Closing, insuring, or committing to insure, at its ordinary premium rates Buyer’s good and marketable title in fee simple to the Real Property and otherwise in such form and with such endorsements as provided in the title commitment approved by Buyer pursuant to Section 6 hereof and subject only to the Permitted Exceptions (the “Title Policy”);

(c)          Buyer shall have received any certificates of occupancy (or the equivalent thereof) for the Property, to the extent in Seller’s possession;

(d)          No Tenant shall be in material default under its Lease (following the giving of notice and the passage of any applicable cure or grace periods under such Lease) and no Tenant shall have assigned its Lease or sublet the Property (other than the Quest Sublease), except to the extent permitted without Seller’s consent under the Leases (or to the extent permitted with Seller’s consent, as permitted in writing by Buyer under Section 16 hereof);

(e)          The representations and warranties of Seller contained in this Agreement shall have been true when made and shall be true in all material respects at and as of the date of Closing as if such representations and warranties were made at and as of the Closing, and Seller shall have performed and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed or complied with by Seller prior to or at the Closing;

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(f)          Seller shall have delivered to Buyer a written waiver by each applicable party of any right of first refusal, right of first offer or other purchase option that such party has to purchase the Property, or any part thereof, from Seller; and

(g)         The Khattab Amendment shall be fully executed and effective.

In the event that any of the foregoing conditions precedent have not been satisfied as of the Closing Date, Buyer shall have the right terminate this Agreement by delivering written notice thereof to Seller no later than the earlier to occur of (i) the date which is fifteen (15) days after the Closing Date, or (ii) the day prior to the date that such previously unsatisfied condition precedent is actually satisfied, upon which termination the Earnest Money shall be refunded to Buyer, and with respect to a failure under Sections (a), (e), (f) or (g) above, Seller shall pay to Buyer upon receipt of reasonable documentary evidence of all of the out-of-pocket costs and expenses actually incurred by Buyer in connection with this Agreement but in no event to exceed $75,000.00 (the “Expense Reimbursement”), which refund and payment shall operate to terminate this Agreement and release Seller and Buyer from any and all liability hereunder, except those which are specifically stated herein to survive any termination hereof (provided, however, that with respect to a failure under Section (e) above, the Seller’s obligation to pay Buyer the Expense Reimbursement shall only apply in the circumstance in which Seller’s representation or warranty was actually known by Seller to be untruthful when made, or subsequently become untruthful due to a breach or default by Seller under this Agreement or another wrongful and intentional act of Seller.

14.         Conditions Precedent to Seller’s Obligations. Seller’s obligation to deliver title to the Property shall be subject to compliance by Buyer with the following conditions precedent with respect to each Property on and as of the date of Closing:

(a)          Buyer shall deliver to Escrow Agent on the Closing Date the remainder of the Purchase Price, subject to adjustment of such amount pursuant to Section 4 hereof; and

(b)          The representations and warranties of Buyer contained in this Agreement shall have been true when made and shall be true in all material respects at and as of the date of Closing as if such representations and warranties were made at and as of the Closing, and Buyer shall have performed and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed or complied with by Buyer prior to or at the Closing.

15.         Notices. Unless otherwise provided herein, all notices and other communications which may be or are required to be given or made by any party to the other in connection herewith shall be in writing and shall be deemed to have been properly given and received on the date: (i) delivered by facsimile transmission or by electronic mail (e.g. email), (ii) delivered in person, (iii) deposited in the United States mail, registered or certified, return receipt requested, or (iv) deposited with a nationally recognized overnight courier, to the addresses set out in Section 1, or at such other addresses as specified by written notice delivered in accordance herewith. Notwithstanding the foregoing, Seller and Buyer agree that notice may be given on behalf of each party by the counsel for each party and notice by such counsel in accordance with this Section 15 shall constitute notice under this Agreement.

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16.         Seller Covenants. Seller agrees that as long as this Agreement remains in full force and effect, and provided Buyer is not in default under this Agreement, Seller: (a) shall continue to operate and manage each Property in the same manner in which Seller has previously operated and managed such Property; (b) shall, subject to Section 7 hereof and subject to reasonable wear and tear, maintain each Property in the same condition as exists on the date hereof; and (c) shall not, without Buyer’s prior written consent, which, after the expiration of the Due Diligence Period may be withheld in Buyer’s sole discretion (and prior thereto shall not be unreasonably withheld, delayed, or conditioned): (i) amend the Leases or Guaranties in any manner, or enter into any new lease, license agreement or other occupancy agreement with respect to any Property; (ii) consent to an assignment of any Lease or a sublease of the premises demised thereunder or a termination or surrender thereof; (iii) terminate any Lease nor release any guarantor of or security for any Lease unless required by the express terms of such Lease; and/or (iv) cause, permit or consent to an alteration of the premises demised under the Leases (unless such consent is non-discretionary). If Buyer fails to respond within five (5) business days after receipt of a written request from Seller for Buyer’s consent to any of the foregoing (which request shall be accompanied by a copy of the proposed lease, lease modification or other agreement), Buyer shall be deemed to have consented to the same. To the extent required by California law, Seller shall promptly notify Buyer in writing of any Material Events. “Material Events” shall be limited to physical changes to the Property occurring after the Effective Date that (i) materially and adversely affect the value of the Property, and (ii) are actually known to Seller, and (iii) to Seller’s knowledge have not been independently discovered by Buyer.

17.         Intentionally Omitted.

18.         Performance on Business Days. A "business day" is a day which is not a Saturday, Sunday or legal holiday recognized by the Federal Government. Furthermore, if any date upon which or by which action is required under this Agreement is not a business day, then the date for such action shall be extended to the first day that is after such date and is a business day. When calculating the period of time before which, within which or following which any act is to be done or step taken pursuant to this Agreement, the date that is the reference date in calculating such period shall be excluded. If the last day of such period is a non-business day, the period in question shall end on the next succeeding business day.

19.         Entire Agreement. This Agreement constitutes the sole and entire agreement among the parties hereto and no modification of this Agreement shall be binding unless in writing and signed by all parties hereto. No prior agreement or understanding pertaining to the subject matter hereof (including, without limitation, any letter of intent executed prior to this Agreement) shall be valid or of any force or effect from and after the date hereof.

20.         Severability. If any provision of this Agreement, or the application thereof to any person or circumstance, shall be invalid or unenforceable, at any time or to any extent, then the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby. Each provision of this Agreement shall be valid and enforced to the fullest extent permitted by law.

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21.         No Representations or Warranties. Buyer hereby acknowledges, understands and agrees that it has an opportunity to inspect the Property as set forth in Section 6 herein, and except as expressly set forth in this Agreement, the Property shall be conveyed at Closing to Buyer in “as-is” condition with no representation or warranties whatsoever.

22.         Applicable Law. This Agreement shall be construed under the laws of the State or Commonwealth in which the Property is located, without giving effect to any state's conflict of laws principles.

23.         Tax-Deferred Exchange. Buyer and Seller respectively acknowledge that the purchase and sale of the Property contemplated hereby may be part of a separate exchange (an “Exchange”) being made by each party pursuant to Section 1031 of the Internal Revenue Code of 1986, as amended, and the regulations promulgated with respect thereto. In the event that either party (the “Exchanging Party”) desires to effectuate such an exchange, then the other party (the “Non-Exchanging Party”) agrees to cooperate fully with the Exchanging Party in order that the Exchanging Party may effectuate such an exchange; provided, however, that with respect to such Exchange (a) all additional costs, fees and expenses related thereto shall be the sole responsibility of, and borne by, the Exchanging Party; (b) the Non-Exchanging Party shall incur no additional liability as a result of such exchange; (c) the contemplated exchange shall not delay any of the time periods or other obligations of the Exchanging Party hereby, and without limiting the foregoing, the scheduled date for Closing shall not be delayed or adversely affected by reason of the Exchange; (d) the accomplishment of the Exchange shall not be a condition precedent or condition subsequent to the Exchanging Party's obligations under the Agreement; and (e) the Non-Exchanging Party shall not be required to hold title to any land other than the Property for purposes of the Exchange. The Exchanging Party agrees to defend, indemnify and hold the Non-Exchanging Party harmless from any and all liability, damage or cost, including, without limitation, reasonable attorney's fees that may result from Non-Exchanging Party's cooperation with the Exchange. The Non-Exchanging Party shall not, by reason of the Exchange, (i) have its rights under this Agreement, including, without limitation, any representations, warranties and covenants made by the Exchanging Party in this Agreement (including but not limited to any warranties of title, which, if Seller is the Exchanging Party, shall remain warranties of Seller), or in any of the closing documents (including but not limited to any warranties of title, which, if Seller is the Exchanging Party, shall remain warranties of Seller) contemplated hereby, adversely affected or diminished in any manner, or (ii) be responsible for compliance with or deemed to have warranted to the Exchanging Party that the Exchange complies with Section 1031 of the Code.

24.         Broker’s Commissions. Buyer and Seller each hereby represent that, except for the Broker listed herein, there are no other brokers involved or that have a right to proceeds in this transaction. Seller shall be responsible for payment of commissions to the Broker pursuant to a separate written agreement executed by Seller. Seller and Buyer each hereby agree to indemnify and hold the other harmless from all loss, cost, damage or expense (including reasonable attorneys' fees at both trial and appellate levels) incurred by the other as a result of any claim arising out of the acts of the indemnifying party (or others on its behalf) for a commission, finder's fee or similar compensation made by any broker, finder or any party who claims to have dealt with such party (except that Buyer shall have no obligations hereunder with

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respect to any claim by Broker). The representations, warranties and indemnity obligations contained in this section shall survive the Closing or the earlier termination of this Agreement.

25.         Assignment. This Agreement may not be assigned by Buyer without the prior written consent of Seller, which consent may be withheld in Seller’s sole and absolute discretion; provided, however, that Buyer may assign this Agreement without Seller’s consent to an Approved Assignee (as defined below), provided, however, that (i) no such assignment shall relieve Buyer of any of its obligations hereunder until Closing is complete (and such release shall only be effective to the extent that all of Buyer’s obligations, both pre-Closing and post-Closing, have been expressly assumed by the assignee), and (ii) such assignee shall assume all obligations of Buyer hereunder in a written agreement reasonably acceptable to Seller, including, specifically, reaffirmation of the release set forth in Section 33 below. Buyer is entering into this Agreement for and on behalf of two related special purpose entities titled ARHC LPELKCA01, LLC, with respect to the Laguna Professional Property, and ARHC UCELKCA01, LLC, with respect to the UC Davis Property (individually and collectively, “Approved Assignee”) and intends to assign each respective Approved Assignee its rights hereunder prior to Closing, subject to the terms of this Section 25.

26.         Attorneys’ Fees. In any action between Buyer and Seller as a result of failure to perform or a default under this Agreement, the prevailing party shall be entitled to recover from the other party, and the other party shall pay to the prevailing party, the prevailing party’s reasonable attorneys’ fees and disbursements and court costs incurred in such action.

27.         Time of the Essence. Time is of the essence with respect to each of Buyer’s and Seller’s obligations hereunder.

28.         Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become a binding agreement when one or more counterparts have been signed by each of the parties and delivered to the other party. Signatures on this Agreement which are transmitted electronically shall be valid for all purposes, however any party shall deliver an original signature on this Agreement to the other party upon request.

29.         Anti-Terrorism. Neither Buyer or Seller, nor any of their affiliates, are in violation of any Anti-Terrorism Law (as hereinafter defined) or engages in or conspires to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any Anti-Terrorism Law. “Anti-Terrorism Laws” shall mean any laws relating to terrorism or money laundering, including: Executive Order No. 13224; the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107-56, as the same has been, or may hereafter be, renewed, extended, amended or replaced; the applicable laws comprising or implementing the Bank Secrecy Act; and the applicable laws administered by the United States Treasury Department’s Office of Foreign Asset Control (as any of the foregoing may from time to time be amended, renewed, extended, or replaced).

30.         Confidentiality. Unless otherwise agreed to in writing by Seller, Buyer shall keep confidential all documents, financial statements, reports or other information provided to,

24

or generated by Buyer relating to the Property, including the and the negotiation and execution of this Agreement or financing of the purchase of the Property (collectively, “Confidential Information”); provided, however, that Buyer may disclose such Confidential Information to Buyer’s directors, officers, advisors, employees, attorneys, accountants, financing sources, consultants and other agents. Confidential Information shall not include any information that: (i) at the time of disclosure is generally available to the public or, after disclosure, becomes generally available to the public other than by a breach of this Agreement or by any breach of confidentiality by a third party; or (ii) is already in Buyer’s possession at the time of disclosure by Seller and was not acquired directly or indirectly from Seller; (iii) is later received by Buyer on a non-confidential basis from a third party having the right to impart that information; or (iv) Buyer can prove was developed independently by Buyer without use of the Confidential Information. Upon any termination of this Agreement for any reason, Buyer shall promptly return to Seller copies of all documents or other information pertaining to the Property provided to Buyer by Seller, including, without limitation, the Due Diligence Materials. The provisions of this Section shall survive the termination of this Agreement and shall survive the Closing.

31.         Limitation of Liability. The obligations of Seller hereunder are binding only on Seller and Seller’s assets and shall not be personally binding upon, nor shall resort be had to, the private properties of any of the partners, officers, directors, members or shareholders of Seller, or any employees or agents of Seller.

32          No Oral Agreements or Representations; As-Is Purchase. BUYER ACKNOWLEDGES THAT, DURING THE DUE DILIGENCE PERIOD, BUYER WILL HAVE THE OPPORTUNITY TO INDEPENDENTLY AND PERSONALLY INSPECT THE PROPERTY AND IMPROVEMENTS. BUYER AGREES THAT BUYER SHALL ACCEPT THE PROPERTY, IN ITS THEN CONDITION AS-IS AND WITH ALL ITS FAULTS. NO PERSON ACTING ON BEHALF OF SELLER IS AUTHORIZED TO MAKE, AND BY EXECUTION HEREOF, BUYER ACKNOWLEDGES AND AGREES THAT, EXCEPT AS SPECIFICALLY PROVIDED IN THIS AGREEMENT OR IN THE CLOSING DOCUMENTS REQUIRED TO BE DELIVERED BY SELLER HEREUNDER, IF AT ALL, SELLER HAS NOT MADE, DOES NOT MAKE AND SPECIFICALLY NEGATES AND DISCLAIMS ANY REPRESENTATIONS, WARRANTIES, PROMISES, COVENANTS, AGREEMENTS OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, PAST, PRESENT OR FUTURE, OF, AS TO, CONCERNING OR WITH RESPECT TO:

(I) THE VALUE OF THE PROPERTY;

(II) THE VALUE OF THE LEASES;

(III) THE INCOME TO BE DERIVED FROM THE PROPERTY;

(IV) THE SUITABILITY OF THE PROPERTY FOR ANY AND ALL ACTIVITIES AND USES WHICH BUYER MAY CONDUCT THEREON, INCLUDING ANY LEASING OR DEVELOPMENT OF THE PROPERTY;

25

(V) THE HABITABILITY, MERCHANTABILITY, MARKET-ABILITY, PROFITABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE PROPERTY;

(VI) THE MANNER, QUALITY, STATE OF REPAIR OR LACK OF REPAIR OF THE PROPERTY;

(VII) THE FINANCIAL CAPABILITY OF THE TENANTS UNDER THE LEASES;

(VIII) THE NATURE, QUALITY OR CONDITION OF THE PROPERTY, INCLUDING WITHOUT LIMITATION, THE WATER, SOIL AND GEOLOGY;

(IX) THE COMPLIANCE OF OR BY THE PROPERTY OR ITS OPERATION WITH ANY LAWS, RULES, ORDINANCES OR REGULATIONS OF ANY APPLICABLE GOVERNMENTAL AUTHORITY OR BODY;

(X) THE MANNER, CONDITION OR QUALITY OF THE CONSTRUCTION OR MATERIALS, IF ANY, INCORPORATED INTO THE PROPERTY;

(XI) COMPLIANCE WITH ANY ENVIRONMENTAL PROTECTION, POLLUTION OR LAND USE LAWS, RULES, REGULATION, ORDERS OR REQUIREMENTS, INCLUDING BUT NOT LIMITED TO, THE AMERICANS WITH DISABILITIES ACT OF 1990 OR ANY OTHER LAW, RULE OR REGULATION GOVERNING ACCESS BY DISABLED PERSONS, THE FEDERAL WATER POLLUTION CONTROL ACT, THE FEDERAL RESOURCE CONSERVATION AND RECOVERY ACT, THE U.S. ENVIRONMENTAL PROTECTION AGENCY REGULATIONS AT 40 C.F.R., PART 261, THE COMPREHENSIVE ENVIRONMENTAL RESPONSE COMPENSATION AND LIABILITY ACT OF 1980, AS AMENDED, THE RESOURCES CONSERVATION AND RECOVERY ACT OF 1976, THE CLEAN WATER ACT, THE SAFE DRINKING WATER ACT, THE HAZARDOUS MATERIALS TRANSPORTATION ACT, THE TOXIC SUBSTANCE CONTROL ACT, AND REGULATIONS PROMULGATED UNDER ANY OF THE FOREGOING;

(XII) THE PRESENCE OR ABSENCE OF HAZARDOUS MATERIALS AT, ON, UNDER, OR ADJACENT TO THE PROPERTY;

(XIII) THE CONTENT, COMPLETENESS OR ACCURACY OF THE SELLER’S DELIVERIES, INCLUDING ANY INFORMATIONAL PACKAGE, OR OTHER MATERIALS PREPARED BY SELLER;

(XIV) THE CONFORMITY OF THE IMPROVEMENTS TO ANY PLANS OR SPECIFICATIONS FOR THE PROPERTY, INCLUDING ANY PLANS AND SPECIFICATIONS THAT MAY HAVE BEEN OR MAY BE PROVIDED TO BUYER;

(XV) THE CONFORMITY OF THE PROPERTY TO PAST, CURRENT OR FUTURE APPLICABLE ZONING OR BUILDING REQUIREMENTS, AND ANY VIOLATIONS OF SUCH REQUIREMENTS;

(XVI) SUFFICIENCY OF ANY UNDERSHORING;

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(XVII) SUFFICIENCY OF ANY DRAINAGE;

(XVIII) THE FACT THAT ALL OR A PORTION OF THE PROPERTY MAY BE LOCATED ON OR NEAR AN EARTHQUAKE FAULT LINE OR LOCATED IN AN ALQUIST PRIOLO SPECIAL STUDY ZONE;

(XIX) THE EXISTENCE OR LACK OF VESTED LAND USE, ZONING OR BUILDING ENTITLEMENTS AFFECTING THE PROPERTY, OR

(XX) WITH RESPECT TO ANY OTHER MATTER CONCERNING THE PROPERTY EXCEPT AS MAY BE OTHERWISE EXPRESSLY STATED HEREIN OR IN THE CLOSING DOCUMENTS REQUIRED TO BE DELIVERED BY SELLER HEREUNDER, INCLUDING ANY AND ALL SUCH MATTERS REFERENCED, DISCUSSED OR DISCLOSED IN ANY DOCUMENTS DELIVERED BY SELLER TO BUYER (OTHER THAN THE REPRESENTATIONS AND WARRANTIES OF SELLER SET FORTH IN THIS AGREEMENT THE CLOSING DOCUMENTS REQUIRED TO BE DELIVERED BY SELLER HEREUNDER), IN ANY PUBLIC RECORDS OF ANY GOVERNMENTAL AGENCY OR ENTITY OR UTILITY COMPANY, OR IN ANY OTHER DOCUMENTS AVAILABLE TO BUYER.

BUYER FURTHER ACKNOWLEDGES AND AGREES THAT HAVING BEEN GIVEN THE OPPORTUNITY TO INSPECT THE PROPERTY AND REVIEW INFORMATION AND DOCUMENTATION AFFECTING THE PROPERTY, BUYER IS RELYING SOLELY ON ITS OWN INVESTIGATION OF THE PROPERTY AND REVIEW OF SUCH INFORMATION AND DOCUMENTATION, AND NOT ON ANY INFORMATION PROVIDED OR TO BE PROVIDED BY SELLER. BUYER FURTHER ACKNOWLEDGES AND AGREES THAT ANY INFORMATION MADE AVAILABLE TO BUYER OR PROVIDED OR TO BE PROVIDED BY OR ON BEHALF OF SELLER WITH RESPECT TO THE PROPERTY WAS OBTAINED FROM A VARIETY OF SOURCES AND THAT SELLER HAS NOT MADE ANY INDEPENDENT INVESTIGATION OR VERIFICATION OF SUCH INFORMATION AND MAKES NO REPRESENTATIONS AS TO THE ACCURACY OR COMPLETENESS OF SUCH INFORMATION EXCEPT AS MAY OTHERWISE BE PROVIDED HEREIN. BUYER AGREES TO FULLY AND IRREVOCABLY RELEASE ALL SUCH SOURCES OF INFORMATION AND PREPARERS OF INFORMATION AND DOCUMENTATION TO THE EXTENT SUCH SOURCES OR PREPARERS ARE SELLER, OR ITS EMPLOYEES, OFFICERS, DIRECTORS, PARTNERS, REPRESENTATIVES, AGENTS, SERVANTS, ATTORNEYS, AFFILIATES, PARENT COMPANIES, SUBSIDIARIES, SUCCESSORS OR ASSIGNS FROM ANY AND ALL CLAIMS THAT THEY MAY NOW HAVE OR HEREAFTER ACQUIRE AGAINST SUCH SOURCES AND PREPARERS OF INFORMATION FOR ANY COSTS, LOSS, LIABILITY, DAMAGE, EXPENSE, DEMAND, ACTION OR CAUSE OF ACTION ARISING FROM SUCH INFORMATION OR DOCUMENTATION, EXCEPT TO THE EXTENT PROVIDED IN SECTION 11 OF THIS AGREEMENT. SELLER IS NOT LIABLE OR BOUND IN ANY MANNER BY ANY ORAL OR WRITTEN STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO THE PROPERTY, OR THE OPERATION THEREOF, FURNISHED BY ANY OF THE FOREGOING ENTITIES AND INDIVIDUALS OR ANY OTHER INDIVIDUAL OR ENTITY. BUYER FURTHER ACKNOWLEDGES AND

27

AGREES THAT TO THE MAXIMUM EXTENT PERMITTED BY LAW, THE SALE OF THE PROPERTY AS PROVIDED FOR HEREIN IS MADE ON AN “AS-IS” CONDITION AND BASIS WITH ALL FAULTS, AND THAT SELLER HAS NO OBLIGATIONS TO MAKE REPAIRS, REPLACEMENTS OR IMPROVEMENTS EXCEPT AS MAY OTHERWISE BE EXPRESSLY STATED IN THIS AGREEMENT.

33.         Release of Seller.

(a)          Except as expressly provided in this Agreement or in the closing documents required to be delivered by Seller hereunder, Buyer and anyone claiming by, through or under Buyer hereby fully and irrevocably releases Seller, and its members, managers, partners affiliates, parent companies and subsidiaries, and each of their respective employees, officers, directors, partners, shareholders, representatives, agents, servants, attorneys, successors and assigns, and all persons, firms, corporations and organizations acting on the behalf of each of the foregoing, (each a “Seller Party”, and collectively, the “Seller Parties”) from any and all claims that it may now have or hereafter acquire against any Seller Party for any costs, loss, liability, damage, expenses, demand, action or cause of action arising from or related to the condition of the Property, including, without limitation, (i) environmental matters, (ii) matters described or referred to in the environmental reports obtained by Buyer; (iii) matters reasonably discoverable by prudent investigation during the Due Diligence Period; (iv) matters that are of public record; (v) matters otherwise disclosed by Seller to Buyer or discovered by Buyer at any time prior to the Closing; (vi) the presence of hazardous substances in, on, about or under the Property or which have migrated from adjacent lands to the Property or from the Property to adjacent lands, and (vii) the matters described in Section 32 above. This release includes any claims made by third parties.

(b)          THE ABOVE RELEASE INCLUDES CLAIMS OF WHICH BUYER IS PRESENTLY UNAWARE OR WHICH BUYER DOES NOT PRESENTLY SUSPECT TO EXIST WHICH, IF KNOWN BY BUYER, WOULD MATERIALLY AFFECT BUYER’S RELEASE TO SELLER. BUYER SPECIFICALLY WAIVES THE PROVISION OF CALIFORNIA CIVIL CODE SECTION 1542, WHICH PROVIDES AS FOLLOWS:

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR EXPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN TO HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.”

(c)          IT IS UNDERSTOOD AND AGREED THAT THE PURCHASE PRICE HAS BEEN ADJUSTED BY PRIOR NEGOTIATIONS TO REFLECT THAT ALL OF THE PROPERTY IS SOLD BY SELLER AND PURCHASED BY BUYER SUBJECT TO THE FOREGOING.

/s/ JMJ	/s/ NSS

Seller’s Initials	Buyer’s Initials

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34.  Survival. Sections 32 and 33 above shall survive the Closing and shall not merge with the Deed.

35. Energy Performance Disclosure Information. Section 25402.10 of the California Public Resources Code requires certain building owners to disclose the energy performance of certain non-residential buildings to a prospective buyer. Seller agrees disclose to Buyer, to the extent in Seller’s possession, the Disclosure Summary Sheet, the Statement of Energy Performance, the Data Checklist and the Facility Summary (as such terms are defined in Section 1681 of Title 20, Division 2, Chapter 4, Article 9 of the California Code of Regulations) for the Improvements (collectively, the “Energy Performance Disclosure Information”). Buyer agrees that Seller shall have no liability to Buyer for any errors or omissions in the Energy Performance Disclosure Information. If and to the extent not prohibited by applicable law, Buyer hereby waives any right it may have to receive the Energy Performance Disclosure Information, including any right Buyer may have to terminate this Agreement as a result of any such failure. Further, Buyer hereby releases Seller from any liability Seller may have to Buyer as a result of Seller's failure to deliver the Energy Performance Disclosure Information to Buyer prior to the execution of this Agreement. The terms of this Section 35 shall survive the Closing and any earlier termination of this Agreement.

[SIGNATURES APPEAR ON THE FOLLOWING PAGES]

29

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Effective Date.

BUYER:	SELLER:

AR CAPITAL, LLC, a Delaware limited liability company	JACKSON-LAGUNA, a California general partnership

By:	/s/ Nicholas Schorsch	By:	/s/ John M. Jackson, Jr.
	Name: Nicholas Schorsch		Name: John M. Jackson, Jr.
	Title: Manager		Title: Managing Partner

Date:	June 4, 2014	Date:	June 4, 2014

JACKSON II, LLC, a California limited liability company

By:	/s/ John M. Jackson, Jr.
Name: John M. Jackson, Jr.
Title: Managing Member

Date:	June 4, 2014

JACKSON-BIG HORN, LLC, a California limited liability company

By:	/s/ John M. Jackson, Jr.
Name: John M. Jackson, Jr.
Title: Managing Member

Date:	June 4, 2014

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

THE UNDERSIGNED HEREBY ACKNOWLEDGES AND AGREES TO BE BOUND BY THE TERMS OF THIS AGREEMENT RELATING TO ESCROW AGENT AND THE EARNEST MONEY.

ESCROW AGENT:

STEWART TITLE GUARANTY COMPANY

By:	/s/ Annette M. Comer

Name:	Annette M. Comer

Title:	Vice President

Date:	June 5, 2014

EXHIBITS AND SCHEDULES

Exhibits

Exhibit A-1	-	Real Property – UCD Land

Exhibit A-2	-	Real Property – Laguna Professional Land

Exhibit A-3	-	List of Leases

Exhibit A-4	-	Rent Roll

Exhibit B	-	Form of Grant Deed

Exhibit C	-	Form of Assignment and Assumption of Leases, Guaranties and Security Deposits

Exhibit D	-	Form of Bill of Sale

Exhibit E	-	Form of Assignment of Contracts, Permits, Licenses and Warranties

Exhibit F	-	Form of Tenant Estoppel Certificate

Exhibit G	-	Form of Guarantor Estoppel Certificate

Exhibit H	-	Form of Tenant Notice Letter

Exhibit I	-	Warranties

Exhibit J	-	Service Contracts

Schedules

Schedule 3(a)	-	Purchase Price Allocation

Schedule 11(f)(iv)	-	Tenant Improvement Allowances

Schedule 11(f)(vi)	-	Rent Concessions

Schedule 11(f)(vii)	-	Prepaid Rents, Security Deposits and Letters of Credit

EXHIBIT A-1

LEGAL DESCRIPTION OF PROPERTY

UCD Land

A-1

EXHIBIT A-1

LEGAL DESCRIPTION OF PROPERTY

UCD Land

EXHIBIT A-2

LEGAL DESCRIPTION OF PROPERTY

Laguna Professional Land

A-2

EXHIBIT A-3

LIST OF LEASES

•	Brian B. Fong, DMD, M.D., an individual, 9390 Big Horn Boulevard, Suite 100: Lease document dated May 10, 2006, and Lease Amendment No. One dated February 2, 2007

•	Hao Hoang and Truc Huynh, as individuals, 9390 Big Horn Boulevard, Suite 110: Lease document dated June 25, 2008, lease Amendment No. One dated August 27, 2008, Lease Amendment No, Two dated November 12, 2008 and Lease Amendment No. Three dated November 5, 2013.

•	The Regents of the University of California, 9390 Big Horn Boulevard, Suite 120; Lease dated June 1, 2012, Lease Amendment No. 1 dated November 1, 2012 and Lease Amendment No. 2 dated June 1, 2013.

•	Jorge Rico, DDS, an individual, 9390 Big Horn Boulevard, Suite 130: Lease document dated December 28, 2005 and Lease Amendment No. One dated December 11, 2006.

•	Mahmoud Khattab, M.D., an individual, 9390 Big Horn Boulevard, Suite 145: Lease document dated January 22, 2011, Lease Amendment No. One dated May 21, 2012, Lease Amendment No. Two dated April 4, 2013 and Lease Amendment No. Three dated May 1, 2014.

•	Ngoc H. Nguyen and Khanh T. Tran, as individuals, 9390 Big Horn Boulevard, Suite 175: Lease document dated March 15, 2006 and Lease Amendment No. One dated November 20, 2006.

•	CHW Medical Foundation, , 9394 Big Horn Boulevard, Suite 100: Lease document dated February 22, 2006. Tenant has a Sublease with Unilab, Inc. dba Quest Diagnostics dated June 6, 2013.

•	The Regents of the University of California, 8110 Laguna Boulevard: Lease document dated May 1, 2003, lease Amendment No. 1 dated April 1, 2009, Lease Amendment No. 2 dated September 20, 2010, Lease Amendment No. 3 dated October 27, 2010 and Lease Amendment No. 4 dated September 4, 2012.

A-3

EXHIBIT A-4

RENT ROLL

See attached pages

B-1

EXHIBIT A-4                    1 OF 3

B-2

EXHIBIT A-4                    2 OF 3

B-3

EXHIBIT A-4                    3 OF 3

B-4

EXHIBIT B

FORM OF GRANT DEED

GRANT DEED

Recorded at Request of:

When Recorded Mail to:

Mail Tax Statements to:

GRANT DEED

In accordance with Section 11932 of the California Revenue and Taxation Code, Grantor has declared the amount of the transfer tax that is due by a separate statement that is not being recorded with this Grant Deed.

FOR VALUABLE CONSIDERATION, receipt of which is acknowledged, ________________________________, a _________________ (“Grantor”), hereby grants to ________________________________ (“Grantee”), the real property in the City of _________________, County of_________________, State of ______________________, described in Exhibit A attached hereto and made a part hereof (the “Property”).

The Property is being sold subject to the exceptions listed on Exhibit B attached hereto.

B-5

Dated: ___________, 20____.

,

a

By:

Name:

Title:

B-6

ACKNOWLEDGMENT

STATE OF ________________________)

COUNTY OF ______________________)

On _____________________, 20____, before me, __________________________, Notary Public, personally appeared __________________________________, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of _______________ that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature:

(seal)

B-7

EXHIBIT A

TO

GRANT DEED

B-8

EXHIBIT B

TO

GRANT DEED

B-9

STATEMENT OF TAX DUE AND REQUEST THAT TAX DECLARATION NOT BE MADE A PART OF THE PERMANENT RECORD IN THE OFFICE OF THE COUNTY RECORDER

(Pursuant to Section 11932 R&T Code)

To:	Registrar-Recorder

County of ___________________

Request is hereby made in accordance with the provisions of the Documentary Transfer Tax Act that the amount of tax due not be shown on the original document which names:

_________________________

(as Grantor)

and

_________________________

(as Grantee)

Property described in the accompanying document is located in (_____) unincorporated area or (_____) City of __________.

The amount of tax due on the accompanying document is $__________.

__________	Computed on full value of property conveyed, or

__________	Computed on full value less liens and encumbrances remaining at time of sale.

Signature of Declarant or Agent

Firm Name

B-10

EXHIBIT C

FORM OF
ASSIGNMENT AND ASSUMPTION OF LEASES, GUARANTIES AND SECURITY
DEPOSITS

______________________________ ("Assignor"), in consideration of the sum of Ten and No/100 Dollars ($10.00) in hand paid and other good and valuable consideration, the receipt of which is hereby acknowledged, hereby assigns, transfers, sets over and conveys to ______________________________ ("Assignee"), all of Assignor's right, title and interest in and to those leases described in Exhibit A attached hereto and made a part hereof (as amended from time to time, the “Leases”), including any and all security deposits under the Leases, together with all of Assignor’s right, title and interest in and to those lease guaranties described in Exhibit B attached hereto and made a part hereof (as amended from time to time).

Subject to the limitations set forth below, Assignor does hereby agree to defend, indemnify and hold harmless Assignee from any liability, damages (excluding speculative damages, consequential damages and lost profits), causes of action, expenses and reasonable attorneys' fees incurred by Assignee by reason of the failure of Assignor to have fulfilled, performed and discharged all of the various commitments, obligations and liabilities of the lessor, or landlord under and by virtue of the Leases arising or accruing prior to the date of this Assignment. Subject to the limitations set forth below, Assignee does hereby agree to defend, indemnify and hold harmless Assignor from any liability, damages (excluding speculative damages, consequential damages and lost profits), causes of action, expenses and reasonable attorneys' fees incurred by Assignor by reason of the failure of Assignee to have fulfilled, performed and discharged all of the various commitments, obligations and liabilities of the Landlord under and by virtue of the Leases arising or accruing on and after the date of this Assignment.

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C-1

IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment this ______ day of ______________, 2014, which Assignment is effective this date. This Assignment may be executed in counterparts, which when taken together shall be deemed one agreement.

ASSIGNOR:

By:
Name:
Title:

ASSIGNEE:

By:
Name:
Title:

C-2

EXHIBIT A

Leases

(Seller to prepare Exhibit)

C-3

EXHIBIT B

Guaranties

(Seller to prepare Exhibit)

D-4

EXHIBIT D

FORM OF BILL OF SALE

For valuable consideration, the receipt and sufficiency of which is hereby acknowledged, ______________________________, a ___________________________, having an address at ____________________________ (“Seller”), hereby bargains, sells, conveys and transfers to ____________________________ (“Buyer”), a _______________________________, all of Seller’s right, title and interest, if any, in and to those certain items of personal and intangible property (including any warranty made by third parties in connection with the same and the right to sue on any claim for relief under such warranties) (the “Personal Property”) located at and used exclusively in connection with that certain real property located in the State of California, as more particularly described on Schedule A attached hereto and made a part hereof.

Seller has not made and does not make any express or implied warranty or representation of any kind whatsoever with respect to the Personal Property, including, without limitation, with respect to title, merchantability of the Personal Property or its fitness for any particular purpose, the design or condition of the Personal Property; the quality or capacity of the Personal Property; workmanship or compliance of the Personal Property with the requirements of any law, rule, specification or contract pertaining thereto; patent infringement or latent defects. Buyer accepts the Personal Property on an “as is, where is” basis.

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D-1

IN WITNESS WHEREOF, Seller has caused this instrument to be executed and delivered as of this ___ day of _______, 2014.

SELLER:

By:

Name:

Title:

D-2

SCHEDULE A

TO BILL OF SALE

[Add legal description of Real Property]

D-3

EXHIBIT E

FORM OF ASSIGNMENT OF CONTRACTS,
PERMITS, LICENSES AND WARRANTIES

THIS ASSIGNMENT, made as of the ___ day of ________, 2014, by _________________, a __________________________ (“Assignor”), to _____________________________, a __________________________________________(“Assignee”).

WITNESSETH:

WHEREAS, by Agreement for Purchase and Sale of Real Property (the “Purchase Agreement”) having an effective date of ________, 2014, between Assignor and AR Capital, LLC, Assignee’s predecessor-in-interest under the Purchase Agreement, Assignee has agreed to purchase from Assignor as of the date hereof, and Assignor has agreed to sell to Assignee, that certain property located at ________________________ (the “Property”); and

WHEREAS, Assignor desires to assign to Assignee as of the date hereof all of Assignor’s right, title and interest in those contracts set forth on Exhibit A attached hereto and made a part hereof, and in any permits, trademarks, licenses and warranties held by Assignor in connection with the Property (collectively, the “Contracts”).

NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, the Assignor hereby assigns, sets over and transfers unto Assignee to have and to hold from and after the date hereof all of the right, title and interest of Assignor in, to and under the Contracts. Assignee does hereby accept the foregoing assignment and does hereby assume and become responsible for and agree to perform, discharge, fulfill and observe all of the obligations, covenants and conditions of Assignor with respect to the Contracts which are to be performed hereafter. Assignor agrees without additional consideration to execute and deliver to Assignee any and all additional forms of assignment and other instruments and documents that may be reasonably necessary or desirable to transfer or evidence the transfer to Assignee of any of Assignor’s right, title and interest to any of the Contracts.

This Assignment shall be governed by the laws of the State of California, applicable to agreements made and to be performed entirely within said State.

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E-1

IN WITNESS WHEREOF, Assignor has duly executed this Assignment as of the date first above written.

ASSIGNOR:

a

By:
Name:
Title:

E-2

Exhibit A

Contracts

E-3

EXHIBIT F

FORM OF TENANT ESTOPPEL CERTIFICATE

The undersigned hereby certifies to AR Capital, LLC (“ARC”), [ARHC LPELKCA01, LLC][ARHC UCELKCA01, LLC] (“Approved Assignee”; ARC and Approved Assignee are hereinafter referred to, individually and collectively, as “Buyer”), KeyBank National Association (“Lender”), and [insert name of Seller: JACKSON-LAGUNA, a California general partnership and JACKSON II, LLC, a California limited liability company OR JACKSON-BIG HORN, LLC, a California limited liability company] (“Landlord”) and their respective successors and assigns as follows:

1.       The undersigned is the tenant under that certain [insert title of lease document] [(the “Lease”)], dated as of _________ __, ____, by and between Landlord and _________________________ (“Tenant”) [, as amended by that certain [insert title of lease amendment document], dated as of _________ __, ____, by and between _________________________ and _________________________ (collectively, the “Lease”)], pursuant to which Tenant leases certain premises known as [Suite ____], consisting of _______ rentable square feet, at that real property located at _________________________________________ (the “Premises”).

2.       Except as set forth above, the Lease has not been modified, changed, altered, supplemented or amended in any respect, nor have any provisions thereof been waived.

3.       The Lease is valid and in full force and effect on the date hereof. The Lease represents the entire agreement between Landlord and Tenant with respect to the Premises and the land on which the Premises are situated.

4.       Tenant is not entitled to, and has made no agreement with Landlord or its agents or employees concerning, free rent, partial rent, rebate of rent payments, credit or offset or reduction in rent, or any other type of rental concession including, without limitation, lease support payments, lease buy-outs, or assumption of any leasing or occupancy agreements of Tenant.

5.       The initial term of the Lease began on __________ __, _____ and expires on ________ __, 20__. The Rent Commencement Date was __________ __, ____. Tenant has accepted possession of the Premises and is open for business. Tenant has not sublet all or a portion of the Premises to any sublessee and has not assigned, transferred or encumbered any of its rights or interests under the Lease.

6.       Tenant has no outstanding options or rights to renew or extend the term of the Lease, except as follows: ________________ (if none, please state “none”). Tenant has no outstanding expansion options, other options, rights of first refusal or rights of first offer to purchase the Premises or any part thereof and/or the land on which the Premises are situated, or rights of first offer to lease with respect to all or any part of the Premises.

7.       The [Base Annual Rent] payable under the Lease is $____________ ($_________ monthly). Such [Base Annual Rent] payable under the Lease shall be adjusted during the initial

F-1

term of the Lease as follows: (a) from ___________, 20__ to and including ______________, 20__, the Base Annual Rent shall be $_______ ($_______ monthly); (b) from ___________, 20___ to and including ____________, 20___ the Base Annual Rent shall be $________ ($________ monthly); [and from __________, 20__ to and including __________, 20___ the Base Annual Rent shall be $_________ ($__________ monthly)]. Such rent has been paid through and including the month of ____________, 2014. Additional rent under the Lease has been paid through and including the month of __________, 2014. No such rent (excluding security deposits) has been paid more than one (1) month in advance of its due date.

8.       Tenant's security deposit, if any, is $_________________ (if none, please state “none”).

9.       No event has occurred and no condition exists that constitutes, or that with the giving of notice or the lapse of time or both, would constitute, a default by Tenant or, to the best knowledge of Tenant, Landlord under the Lease. Tenant has no existing defenses or offsets against the enforcement of the Lease by Landlord.

10.      (a) All required contributions by Landlord to Tenant on account of Tenant's improvements have been received by Tenant and all of Tenant's tenant improvements have been completed in accordance with the terms of the Lease.

            (b)  Landlord has satisfied all its obligations to Tenant arising out of or incurred in connection with the construction of the tenant improvements on the Premises and no off-set exists with respect to any rents or other sums payable or to become payable by the Tenant under the Lease.

11.       All licenses necessary for using and operating the Premises as a medical office are held by Tenant and are in full force and effect.

12.       No voluntary actions or, to Tenant’s best knowledge, involuntary actions are pending against Tenant under the bankruptcy laws of the United States or any state thereof.

13.       This Certificate is delivered to induce Buyer to acquire the Premises and Lender to provide certain financing to Buyer, with the understanding that Buyer, Landlord and Lender will rely upon the truth of the matters set forth in this Certificate.

[SIGNATURE PAGE FOLLOWS]

F-2

The undersigned is duly authorized to execute this Certificate on behalf of Tenant.

Dated: ____________, 2014

TENANT:

____________________, a ________________

By:
Name:
Title:

F-3

EXHIBIT G

FORM OF GUARANTOR ESTOPPEL CERTIFICATE

The undersigned hereby certifies to AR Capital, LLC (“ARC”), [ARHC LPELKCA01, LLC][ARHC UCELKCA01, LLC] (“Approved Assignee”; ARC and Approved Assignee are hereinafter referred to, individually and collectively, as “Buyer”), KeyBank National Association (“Lender”) [insert name of Seller: JACKSON-LAGUNA, a California general partnership and JACKSON II, LLC, a California limited liability company OR JACKSON-BIG HORN, LLC, a California limited liability company] (“Landlord”) and their respective successors and assigns as follows:

1.      The undersigned (“Guarantor”) is the guarantor of that certain [Lease Agreement] dated as of _____________ __, ____, as amended by [insert amendments] ([collectively,] the “Lease”) by and between Landlord and __________________________ (“Tenant”), pursuant to which Tenant leases from Landlord certain space known as Suite ____ at the land and building located at _______________________________, as more particularly described in the Lease (the “Premises”). Such guaranty is made pursuant to that certain Guarantee dated as of ________ __, ____ (the “Guaranty”) from Guarantor to Landlord.

2.       The Guaranty has not been modified, changed, altered, supplemented or amended in any respect, nor have any provisions thereof been waived.

3.       The Guaranty is valid and in full force and effect on the date hereof.

4.      No voluntary actions or, to Guarantor’s best knowledge, involuntary actions are pending against Guarantor under the bankruptcy laws of the United States or any state thereof.

5.       This Certificate is delivered to induce Buyer to acquire the Premises and Lender to provide certain financing to Buyer, with the understanding that Buyer, Landlord and Lender will rely upon the truth of the matters set forth in this Certificate.

[SIGNATURE PAGE FOLLOWS]

G-1

The undersigned is duly authorized to execute this Certificate on behalf of Guarantor.

Dated: ____________, 2014

GUARANTOR:

______________, a ___________________

By:
Name:
Title:

G-2

EXHIBIT H

FORM OF NOTICE TO TENANT

________________ ___, 2014

TO:	[INSERT TENANT’S NOTICE ADDRESS FROM LEASE]

Re:	Notice of Change of Ownership of ______________________________

Ladies and Gentlemen:

YOU ARE HEREBY NOTIFIED AS FOLLOWS:

That as of the date hereof, the undersigned has transferred, sold, assigned, and conveyed all of its right, title and interest in and to the above-described property, (the “Property”) to [ARHC LPELKCA01, LLC][ARHC UCELKCA01, LLC] (the “New Owner”) and assigned to New Owner, all of the undersigned’s right, title and interest under that certain Lease, dated _________, between ________as tenant and ____________as landlord (the “Lease”), together with any security deposits or letters of credit held thereunder.

Accordingly, New Owner is the landlord under the Lease and future notices and correspondence with respect to your leased premises at the Property should be made to the New Owner at the following address:

[ARHC LPELKCA01, LLC][ARHC UCELKCA01, LLC]

c/o American Realty Capital Healthcare Trust II, Inc.

7621 Little Avenue, Suite 200

Charlotte, North Carolina 28226

Attention: Regional Asset Manager

With a copy to:

[ARHC LPELKCA01, LLC][ARHC UCELKCA01, LLC]

c/o American Realty Capital Healthcare Trust II, Inc.

405 Park Avenue, 15th Floor

New York, NY 10022

Attention: General Counsel

You will receive a separate notification from New Owner regarding the new address for the payment of rent. In addition, to the extent required by the Lease, please amend all insurance policies you are required to maintain pursuant to the Lease to name New Owner as an additional insured thereunder and promptly provide New Owner with evidence thereof.

[SIGNATURE PAGE FOLLOWS]

H-1

Very truly yours,
[PRIOR LANDLORD]

By:
Name:
Title:

H-2

EXHIBIT I

WARRANTIES

There are no Warranties in place for any of the suites at 9390 Big Horn Boulevard, 9394 Big Horn Boulevard or 8110 Laguna Boulevard.

J-1

EXHIBIT J

Service Contracts

9390/9394 BIG HORN BLVD. VENDOR LIST

Service	Vendor	Address	Account No.	Contact	Office Phone
Fire Extinguisher Maintenance	Firecode	3722 W. Pacific Avenue, Sacramento CA 95820			(916) 453-5561
Fire Alarm Monitoring	Sacramento Valley Alarm	5933 Folsom Blvd., Sacramento, CA 95819	9258	Stacey Himenes	916-452-1481
HVAC Maintenance	BOS Sheet Metal, Inc.	3325 52nd Avenue, Sacramento, CA 95823		Mike Pierson	916-428-7180
Fire Sprinkler Inspection (Qrtly)	Foothill Fire Protection	4000 Alvis Court Rocklin, CA 95677			916-452-1481
Landscaping	The Growing Company	4 Wayne Court, Bldg 3, Sacramento, CA 95829	Jackson-08	Bettie Huerta	916-739-1420
Security Services	Bayer Protective Services	3436 American River Drive, Suite 10, Sacramento, CA 95864	5340104	Bryon Bayer	916-486-5800
Trash Removal	Allied Waste / Republic Services	3326 Fitzgerald Rd., Rancho Cordova, CA 95742-6809	3-0922-0111104	Arielle Bailey	916-631-0600
Telephone / Fire Monitoring	Frontier Communications	P.O. Box 20550, Rochester, NY 14602.0550	(916)691-9639-101306-8 and (916)691-9642-072506-8		1(800) 921-8102
Window Washing	High Rise Window Cleaning	P.O. Box 13821, Sacramento, CA 95853		Michelle Schmidt	916-646-1086
Electric Service	SMUD	P.O. Box 15555, Sacramento, CA 95852			877-622-7683
Water/Sewer	Sacramento County Utilities	P.O. Box 1804, Sacramento, CA 95812			916-875-5555

EXHIBIT J

Service Contracts

8110 LAGUNA BLVD. VENDOR LIST

Service	Vendor	Address	Acct. No	Contact	Office Phone
Fire Extinguisher Maintenance	Firecode	3722 W. Pacific Avenue, Sacramento CA 95820		Tamara Fernandez	(916) 453-5561
Fire Alarm Monitoring	Sacramento Valley Alarm	5933 Folsom Blvd., Sacramento, CA 95819	1364	Stacey Himenes	916-452-1481
Booster Pump Maintenance	Airco Commercial Services	5725 Alder Avenue, Sacramento, CA 95828	C 1602	Greg Gordon	916 381-4526
HVAC Maintenance	BOS Sheet Metal, Inc.	3325 52nd Avenue, Sacramento, CA 95823	14-196	Mike Pierson	916-428-7180
Landscaping - Exterior	The Growing Company	4 Wayne Court, Bldg. 3, Sacramento, CA 95829		Bettie Huerta	916-739-1420
Pest Control	Parish Termite & Pest Management, Inc.	P.O. Box 1467 Citrus Heights, CA 95611-1467		Dee Dee Parish	916-722-5000
Fire Sprinkler System Testing	Foothill Fire Protection	3299 Swetzer Road., Loomis, CA 95650		John M. Nwill	916-683-3583
Security Services	Bayer Protective Services	3436 American River Drive, Suite 10, Sacramento, CA 95864	Jackson	Bryon Bayer	916-486-5800
Trash Removal	Allied Waste / Republic Services	3326 Fitzgerald Rd., Rancho Cordova, CA 95742-6809	3-092209998842	Arielle Bailey	916-631-0600
Telephone / Fire Monitoring	Frontier Communications	P.O. Box 20550, Rochester, NY 14602.0550	916-684-3209-080304-8		1-800-921-8102
Window Washing (Tenant reimburses)	High Rise Window Cleaning	P.O. Box 13821, Sacramento, CA 95853		Michelle Schmidt	916-646-1086

Schedule 3(a)

Purchase Price Allocation

Property	Purchase Price	Earnest Money
Laguna Professional Property	$17,451,500.00	$793,250.00
UCD Property	$10,048,500.00	$456,750.00
Totals	$27,500,000.00	$1,250,000.00

Schedule 3(a)

Schedule 11(f)(iv)

Tenant Improvement Allowances

1)	THE REGENTS OF THE UNIVERSITY OF CALIFORNIA/UCD MEDICAL GROUP 8110 LAGUNA BOULEVARD

•	$10/sf allowance negotiated during recent renewal. Allowance totals $258,610 and Tenant has not used the allowance as of 6/1/14.

2)	MAHMOUD KHATTAB, MD 9390 BIG HORN BOULEVARD, SUITE 145

•	Lease Amendment to expand Dr. Khattab has been signed and we are in the process of completing Construction Drawings. The Tenant improvement budget is $43,806.00.

Schedule 11(f)(vii)

Schedule 11(f)(vi)

Rent Concessions

As of 6/1/14 there are no rent concessions due any Tenants at 9390 Big Horn Boulevard, 9394 Big Horn Boulevard or 8110 Laguna Boulevard.

Schedule 11(f)(vii)

Prepaid Rents, Security Deposits and Letters Of Credit

9390 BIG HORN BOULEVARD

TENANT	SUITE	SECURITY DEPOSIT

Brian B. Fong, M.D.	100	$7,956.00

Hoang/Huynh	110	$3,262.00

The Regents of the University of California UC Davis Medical Group	120	NONE

Jorge Rico, DDS	130	$7,804.00

Mahmoud Khattab, M.D.	145	$2,257.00

Nguyen/Tran	175	$3,776.00

Total		$25,055.00

9394 BIG HORN BOULEVARD

CHW Medical Foundation	100	NONE

8110 LAGUNA BOULEVARD

The Regents of the University of California UC Davis Medical Group		NONE

Total Deposits as of 6/1/14		$25,055.00